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NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

loanDepot®

To my fellow shareholders,
2021 was an eventful year. At the time of our initial public offering in early 2021, the mortgage market was enjoying record volumes and profitability, largely driven by the historically low interest rates that were part of the U.S. government’s economic response to the global pandemic. Our scale, diversified origination channels, performance marketing prowess and tech stack enabled us to take full advantage of this unprecedented market opportunity and resulted in more than $600 million in net income during 2021.
In 2022 we’ve seen a sharp and rapid increase in interest rates that, when coupled with continued constraints on housing supply, high inflation and global geopolitical tensions, create significant macroeconomic headwinds. Today we’re experiencing downward pressure on refinance and purchase transaction volume with profit margins in decline across the industry.
We have not been immune to these forces, but while the market is down from its 2020 high, I remain bullish on our industry in general and loanDepot in particular. Unemployment remains low and demand for housing remains high. Unlike the global financial crisis of 2008, today’s housing market was not fueled by speculative pressure, overbuilding and easy credit. The market is healthy and consumers see housing as a real asset that hedges against the impact of inflation.
We’ve worked since our founding in 2010 to build one of the biggest and best mortgage production platforms in the country, growing at a 49% compound annual rate over the last 12 years. And yet, at the end of 2021 we only had 3.4% market share. Ours is a highly fragmented market, with our largest competitor at less than 10% share. What this means is there is ample runway for long-term growth.
Our balance sheet is strong. In 2021 we generated considerable capital, resulting in over $1.6 billion in equity, modest leverage, over $400 million in unrestricted cash and equivalents, mortgage servicing rights valued at over $2 billion that can be readily sold or pledged as collateral for borrowing and a diverse set of financing partners. Our scale and size are a competitive advantage that most of our competition simply doesn’t possess.
Notably, it’s been during periods of decreasing volume that our distinctive business model has resulted in outsized market share growth. Historically, these are the periods when we have most demonstrated our ability to succeed. While we will continue to face short-term pressure on profitability, we will also leverage our past success to fuel investments in our future growth, positioning ourselves for even greater success when the market cycle turns in our favor again.
In fact, our business was purpose-built with periods of pressure in mind. Our proprietary tech stack, our intentionally diverse mix of channels and our sophisticated performance marketing machine mean we control our lead flow, our customer contact strategy and the point of loan origination. This is yet another critical competitive advantage, enabling us to pivot and adjust our production as market trends demand. We have already successfully shifted our origination focus from rate and term refinances to purchase mortgage transactions. And soon we’ll be adding equity-linked products like an all-digital HELOC to give our customers fast and frictionless access to the significant home equity they’ve built over the past decade.

Our decision to invest in our in-house servicing strategy is also paying off. As a result of our production machine, as of the end of 2021, our servicing portfolio reached $162 billion in unpaid principal balances. Servicing portfolios like ours may be the most valuable in the history of the industry; it not only gives us significant financial flexibility in the form of counter-cyclical cash flows, but also represents a significant number of the customers we have worked so hard to attract and serve over the past several years. Our commitment to excellence in the servicing of those loans allows us to build trust and long-term loyalty with our customers, presenting an important and untapped opportunity to serve more of their financial needs in the future.
While the entire mortgage industry is feeling the pressure of lower volume and profit margins, I remain convinced we have the business assets and talent to outperform through this period. Many smaller, less financially secure or diversified competitors will struggle and be forced to shrink capacity and postpone investing in their futures. While we are certainly adjusting our capacity in certain areas, we will continue to invest in others, such as in-market retail loan officers to continue increasing purchase mortgage volume growth, servicing and technology, to drive long-term operating efficiency and achieve our goal of long-term profitable market share growth. Further, we know our scale, brand, and assets make loanDepot an attractive opportunity for talented loan originators who can generate profitable revenue.
As loanDepot's founder and largest shareholder, I believe loanDepot's current valuation does not fully reflect our strong business potential or our vision for long-term growth, and that's why I continue to invest personal funds in company shares. Since November 2021 I’ve invested a total of $16.2 million to purchase 3.2 million shares. A significant majority of my personal net worth is invested in loanDepot and my interests are completely aligned with yours. I continue to invest because I believe in the long-term value creation we can and will deliver together.
As I reflect on the past year and consider the road ahead, I want to end with gratitude for the remarkable contributions and spirit of Team loanDepot. Whether they’re facing the adverse conditions of an unprecedented global pandemic or confronting the headwinds inherent in our cyclical industry, our team has proven it has the talent, operational skills and heart to shine during periods of challenge.
I’m proud of what we’ve built over the past 12 years and remain incredibly confident in our ability to create long-term value for all of our stakeholders. While today’s macroeconomic environment presents significant operational challenges, it also provides us with an important opportunity to seize market share and position ourselves well for future success. Now, as we look forward to the upcoming year, it’s time to renew our commitment to our purpose and focus on the needs of our customers, employees, and communities.
Sincerely,

Anthony Hsieh

loanDepot, Inc.
26642 Towne Centre Drive
Foothill Ranch, California 92610
Notice of Annual Meeting of Stockholders
To our Stockholders: We are pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of loanDepot, Inc. (“loanDepot”) online via live webcast as follows:
Date: Wednesday, May 18, 2022
Time: 9:00 a.m., Pacific / 12:00 p.m., Eastern
Webcast: at www.virtualshareholdermeeting.com/LDI2022 / access begins at 8:45 a.m., Pacific / 11:45 a.m., Eastern
ITEMS OF BUSINESS

1. To elect the three (3) Class I director nominees named in this proxy statement;

2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3. To approve the 2022 Employee Stock Purchase Plan;

4. To approve the First Amendment to our 2021 Omnibus Incentive Plan to increase the number of LDI Class A Shares authorized for issuance by 10,168,835 shares;

5. To approve, on an advisory basis, the compensation of our named executive officers;

6. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers; and

7. To consider such other business as may properly come before the meeting.

IMPORTANT MEETING INFORMATION
Stockholders of record as of March 31, 2022 will be able to vote and participate in the Annual Meeting, and view the list of stockholders of record as of the record date using the 16-digit control number included on your proxy card. Beneficial owners should review the proxy materials and their voting instruction form for how to vote in advance of, and how to participate in, the Annual Meeting. Proxy materials were first mailed or delivered and/or disseminated to stockholders on or about May 2, 2022.

Asking Questions
Prior to the meeting, questions can be submitted at www.proxyvote.com. During the meeting questions can only be submitted in the question box provided at www.virtualshareholdermeeting.com/LDI2022.
Your vote is important. Whether or not you expect to participate in the virtual annual meeting, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You may vote online, by telephone or by using the proxy card or voting instruction form provided with the printed proxy materials.
By Order of the Board of Directors,

Peter Macdonald
Executive Vice President, General Counsel & Secretary
Foothill Ranch, CA
May 2, 2022
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2022
The Notice, the Proxy Statement and the Company’s Annual Report are available at www.proxyvote.com.

i

This proxy statement may contain “forward-looking statements,” which reflect loanDepot's current views with respect to, among other things, its operations and financial performance. You can identify these statements by the use of words such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,” “expect,” “plan,” “intend,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would” and “could.” These forward-looking statements are based on current available operating, financial, economic and other information, and are not guarantees of future performance and are subject to risks, uncertainties and assumptions, including the risks in the “Risk Factors” section of loanDepot, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2021, which are difficult to predict. Therefore, current plans, anticipated actions, financial results, as well as the anticipated development of the industry, may differ materially from what is expressed or forecasted in any forward-looking statement. loanDepot does not undertake any obligation to publicly update or revise any forward-looking statement to reflect future events or circumstances, except as required by applicable law.
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Executive Summary
The following is a summary of proposals to be voted on at the Annual Meeting. This is only a summary and it may not contain all of the information that is important to you. For more complete information, please review this proxy statement as well as our 2021 Annual Report on Form 10-K for the fiscal year ended December 31, 2021. References to “loanDepot, Inc.” “loanDepot.com,” “Company,” “company,” “we,” “us,” or “our” refer to loanDepot, Inc. This proxy statement and form of proxy are being distributed and made available on or about May 2, 2022.
Proposals to Be Voted on and the Board Voting Recommendations
Proposal	Recommendation	Page
1. Election of Class I Directors The Nominating and Corporate Governance Committee and the Board of Directors have nominated 3 Class I directors for election at the Annual Meeting to hold office until the 2025 annual meeting or until their successors are duly elected and qualified or until their earlier resignation, retirement, disqualification, death or removal. Information regarding the skills and qualifications of each nominee can be found on pages 43 through 46.	FOR Each Class I Director Nominee	43
2. Ratification of Independent Registered Public Accounting Firm The Audit Committee has appointed, and stockholders are being asked to ratify the appointment of, Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for fiscal year 2022. Information regarding fees paid to and services rendered by EY can be found on page 47.	FOR	47
3. Vote to Approve the 2022 Employee Stock Purchase Plan We are asking stockholders to approve the loanDepot, Inc. 2022 Employee Stock Purchase Plan. Information can be found beginning on page 48.	FOR	48
4. Vote to Approve the First Amendment to Our 2021 Omnibus Incentive Plan to Increase the Number of LDI Class A Shares Authorized for Issuance by 10,168,835 Shares We are asking stockholders to approve the First Amendment to the loanDepot, Inc. 2021 Omnibus Incentive Plan (the “2021 Plan”) to increase the number of LDI Class A Shares authorized for issuance under the 2021 Plan by 10,168,835 shares. Information can be found beginning on page 53.	FOR	53
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Executive Summary
Proposal	Recommendation	Page
5. Advisory Vote to Approve the Compensation of Our Named Executive Officers We are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers. Our Board of Directors and Compensation Committee are committed to excellence in corporate governance and to executive compensation programs that align the interests of our executives with those of our stockholders. Information regarding our programs can be found beginning on page 61.	FOR	61
6. Advisory Vote To Approve the Frequency of Future Advisory Votes to Approve the Compensation of Our Named Executive Officers We are asking our stockholders to vote on whether future advisory votes to approve compensation of our named executive officers should occur every one year, every two years, or every three years.	ONE YEAR	62
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Executive Summary
MEETING FAQs
How can I participate in the Annual Meeting?
Our inaugural Annual Meeting will be a completely virtual meeting of stockholders via live webcast. You are entitled to participate in the Annual Meeting only if you were a loanDepot stockholder or joint holder as of the close of business on March 31, 2022 or if you hold a valid proxy for the Annual Meeting. You will be able to participate in the Annual Meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LDI2022. You also will be able to vote your shares electronically at the Annual Meeting. To participate in the Annual Meeting, stockholders of record will need either the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
The meeting webcast will begin promptly at 9:00 a.m., Pacific Time / 12:00 p.m., Eastern Time, on Wednesday, May 18, 2022. Online access will begin at 8:30 a.m., Pacific Time / 11:30 a.m., Eastern Time, and we encourage you to access the meeting prior to the start time.
How can I submit questions prior to the meeting?
You can submit questions in advance of the Annual Meeting, and access copies of our proxy statement and annual report, by visiting www.proxyvote.com. All written questions timely submitted during the meeting will be answered, however, loanDepot reserves the right to edit or reject questions it deems profane or otherwise inappropriate. Detailed guidelines for submitting written questions during the meeting are available at www.virtualshareholdermeeting.com/LDI2022.
What if I have technical difficulties or trouble accessing the virtual meeting?
What if I don’t have internet access? Stockholders of record can call 1-800-690-6903 (toll-free) and use their 16-digit control number to listen to the meeting proceedings.
You will not be able to vote your shares during the meeting. For more information, please see our full “FAQ” section below.
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Governance
Overview
Our Board is committed to developing excellence in corporate governance where principled governance benefits our stockholders as well as our customers, employees and communities. We are developing a governance framework to align with industry-leading standards to strengthen our business.
Controlled Company
Under the New York Stock Exchange’s (the “NYSE”) corporate governance standards, we are a “controlled company” since more than 50% of the voting power is held by an individual, group or another company (for more information see – “Stock Ownership Information of Certain Beneficial Owners and Management” below). As a controlled company, we are not required to comply with certain corporate governance requirements, including the following:
•	having a majority of our board of directors consist of “independent directors,” as defined under the NYSE listing standards;
•	having a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;
•	having a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and
•	conducting an annual performance evaluation of the nominating and corporate governance committee and compensation committee.
Because we are eligible to rely on the “controlled company” exemption under NYSE rules, we may choose to rely upon some or all of these exemptions. These exemptions, however, do not modify the independence requirements for our audit committee, and as further summarized below, we complied with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the NYSE relating to audit committee membership and independence within the applicable time frame.
Classified Board
Our Board consists of seven directors, divided into three classes, each serving staggered, three-year terms as follows:
•	Our Class I directors are Dawn Lepore, Frank Martell and John Lee who are up for re-election at this annual meeting.
•	Our Class II directors are Andrew Dodson and Pamela Patenaude whose terms will expire at our second annual stockholders meeting in 2023.
•	Our Class III directors are Anthony Hsieh, Brian Golson and John Dorman and their terms will expire at our third annual stockholders meeting in 2024.
As a result, only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.
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Governance
Director Independence
Our Corporate Governance Guidelines, available on our website at https:// investors.loandepot.com/governance/governance-documents, provide that a majority of the Board will consist of independent directors, provided that, for such time that the Company qualifies as a “controlled company,” the Company shall not be required to comply with such director independence requirement. As a result, our Board is not required to be majority-independent given our “controlled company” status.
Under our Corporate Governance Guidelines, a director will be considered independent if they meet the independence standards of the NYSE corporate governance listing standards and, for purposes of serving on the audit and compensation committees, the heightened independence standards for audit committees and compensation committees under the Securities Exchange Act of 1934, as amended.
In determining independence, in addition to considering the bright-line tests specified in the NYSE listing rules, the Board reviews whether directors have any material relationship with loanDepot, either directly or as a partner, stockholder, or officer of an organization that has a relationship with loanDepot. In assessing the materiality of a director’s relationship to loanDepot, the Board considers all relevant facts and circumstances, including consideration of the issues from the director’s standpoint and from the perspective of the persons or organizations with which the director has an affiliation.
In making its independence determinations, the Board considered transactions occurring since the beginning of fiscal 2021 between loanDepot and entities associated with the independent directors or their immediate family members. The Board’s independence determinations included consideration of the following transactions:
•
Mr. Dorman and Ms. Patenaude were non-employee directors, and Mr. Martell was an executive, of another company that did business with loanDepot at some point during the past three fiscal years. These business relationships were as a supplier or purchaser of goods or services in the ordinary course of business, and the amounts paid were below 1% of either company’s gross consolidated revenues during any of the last three fiscal years or the current fiscal year.

Our Nominating and Corporate Governance Committee has determined and recommended that the Board determine, and our Board has determined, that each of Dawn Lepore, John Dorman, and Pamela Patenaude is an independent director. Michael Linton, who resigned from our Board, effective as of April 21, 2022, was independent during such time as he served on the Board in 2021 and 2022.
Succession Planning
The Nominating and Corporate Governance Committee is tasked under its charter with overseeing succession planning and leadership development. The Nominating and Corporate Governance Committee regularly discusses and assesses the readiness of the Chief Executive Officer (“CEO”) and executive officer succession plans. The Nominating and Corporate Governance Committee is committed to developing and maintaining robust emergency succession plans for the CEO, executive officers, and other key management members. On an ongoing basis, the Nominating and Corporate Governance Committee discusses succession plans at the committee meetings with input from the CEO, as well as during executive sessions of the Board. The Nominating and Corporate Governance Committee’s review for key executive roles includes an assessment of internal candidates as well as external talent identified by executive search firms. The Board retains such firms with regards to CEO talent identification, while the Company retains its own firms with regards to the identification of talent for other executive positions.
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Governance
Effective April 27, 2022, Frank Martell was appointed as the Company’s President and CEO. Mr. Martell succeeded Anthony Hsieh, who has served as the Company’s Chairman and CEO since the Company’s formation in December 2009. In connection with Mr. Martell’s appointment, Mr. Hsieh was appointed as Executive Chairman of the Company.
Director Evaluations
As a new publicly traded company, our Board is a combination of insiders and independent directors and has designed a robust evaluation process to continually assess its effectiveness. Our process is designed to gauge understandings of and effectiveness in Board composition and conduct; meeting structure and materials; committee composition; strategic planning and oversight; succession planning; culture and diversity; and other relevant topics, such as crisis management. For 2021, the lead independent director of the Board, John Dorman, working with the chairperson of the Board, led individual interviews with each Board member to discuss the current dynamics of the boardroom, the Company, our business channels and issues that are at the forefront of our investors’ minds. John Dorman resigned as the lead independent director of the Board, effective as of April 21, 2022; however, Mr. Dorman remains a member of the Board and maintains his membership on the Board committees.
Anti-Hedging/Pledging Policy
loanDepot has a policy prohibiting directors from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in loanDepot stock, including, among other things, short sales and transactions involving publicly traded options. In addition, loanDepot’s directors are prohibited from holding loanDepot stock in margin accounts and from pledging loanDepot stock as collateral for loans. These policies further align directors’ interests with those of our stockholders.
Director Candidate Selection and Evaluation
Stockholder Recommendations
The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board. In evaluating such recommendations, the Nominating and Corporate Governance Committee will seek to achieve a balance of knowledge, experience, and capability on the Board and to address the membership criteria set forth on page 7 under “Identifying and Evaluating Candidates for Directors.” Any stockholder recommendations submitted for consideration by the Nominating and Corporate Governance Committee should include verification of the person submitting the recommendation’s stockholder status, and the recommended candidate’s name and qualifications for Board membership, and should be addressed to: Corporate Secretary, loanDepot, 26642 Towne Centre Drive Foothill Ranch, California 92610. The Nominating and Corporate Governance Committee considers nominees recommended by our stockholders in the same manner as a nominee recommended by our Board members or management.
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Governance
Stockholder Nominations
In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual stockholder meeting. For a description of the process for nominating directors in accordance with our Bylaws, see “Questions and Answers—Stockholder Proposals, Director Nominations, and Related Bylaws Provisions—How may I nominate individuals to serve as directors and what are the deadlines for director nominations?” on page 68.
Identifying and Evaluating Candidates for Directors
The Nominating and Corporate Governance Committee, in consultation with the Executive Chairman, prudently assesses the following throughout the year:
•	whether the Board is of the appropriate size;
•	whether the Board maintains the appropriate diversity, skills, perspectives, and experiences that align with the Company’s strategy;
•	whether any vacancies on the Board are expected due to retirement or otherwise; and
•	whether the Board would benefit from the addition of a director with a specific skill set, giving consideration to evolving skills, perspectives, and experiences needed on our Board.
The Nominating and Corporate Governance Committee also considers Board refreshment as part of its annual evaluation of the Board, with the goal of maintaining a diverse Board to ensure representation of varied perspectives, personal and professional experiences and backgrounds, as well as other differentiating characteristics to support the demands of our business.
Once the Nominating and Corporate Governance Committee determines a vacancy or necessity, we engage a professional search firm on an ongoing basis to identify and assist the Nominating and Corporate Governance Committee in identifying, evaluating, and conducting due diligence on potential director nominees.
Our Corporate Governance Guidelines also contain the current Board membership criteria that apply to nominees recommended for a position on the Board.
Under those criteria, the Nominating and Corporate Governance Committee seeks nominees who:
•	are persons of good reputation and character who conduct themselves in accordance with high personal and professional ethical standards;
•
are not, by reason of any other position, activity or relationship, subject to any conflict of interest that would impair the director’s ability to fulfill the responsibilities of a member of the Board;

•	are considered independent under the standards of NYSE, and, if applicable, the heightened independence standards for audit committees and compensation committees under the applicable laws;
•	have the educational background, experience, qualifications and skills relevant for effective management and oversight of the Company’s management; and
•	have the time and willingness to carry out their duties and responsibilities effectively, including time to study informational and background materials and to prepare for meetings.
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Governance
As such, as a director’s service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Specifically, our Corporate Governance Guidelines provide that a director who is not currently an executive officer of another company, cannot serve on more than four public company boards, including loanDepot. Further, if the director is an executive at a public company, the number of public company directorships they may hold is limited to two. In addition, our Audit Committee members may not serve simultaneously on the audit committee of more than three public companies, including our Audit Committee.
In addition, the Nominating and Corporate Governance Committee considers a potential director’s ability to contribute to the diversity of background and experience represented on the Board, and it reviews its effectiveness in balancing these considerations when assessing the composition of the Board. Diversity is considered in a broad sense, including, among other attributes, skills and experience, perspectives, gender, race and ethnicity. We balance the importance of historical knowledge of the Company with our regard for fresh perspectives by considering director tenure on a case-by-case basis, rather than imposing mandatory term limits.
In each instance, the Nominating and Corporate Governance Committee considers the totality of the circumstances of each individual candidate. Identified candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. In addition, as described above the Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations of candidates for the Board to be included in our proxy statement. The Nominating and Corporate Governance Committee will evaluate all nominees appropriately submitted, regardless of source of recommendation, using the same rigorous evaluation process and criteria. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience, and capability that will enable the Board to effectively oversee the business.
Our Board of Directors’ Skills and Qualifications
Our Board consists of world-class directors with the diversity of skills, experience, ethnicity, and gender necessary to provide exceptional leadership for loanDepot. The selection criteria for our directors include:
•	professional and personal ethics and values consistent with our values and standards;
•	broad policy-making experience in business, government, technology, or public service;
•	sufficient time to devote to the Board and our Company;
•	diversity of race/ethnicity, gender, background, and experience; and
•	experience as an investor with a commitment to enhancing stockholder value and representation of the interests across our stockholder base.
The Board believes that a balance of the following skillsets and qualifications is key to ensure that decision making, risk oversight, innovation, and financial performance are aligned with our business strategy and contribute to the effective oversight of loanDepot.
•	Executive Leadership: Experience in executive positions with effective oversight of management.
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Governance
•	Public Company Governance: Experience on other public company boards to enable our Board to develop leading corporate governance practices.
•	Entrepreneurial Development and Strategy: Experience with starting and running new businesses focusing on innovation and growth.
•
Financial and Audit: Experience in accounting and audit functions and the ability to analyze financial statements and oversee budgets to support the Board’s oversight of our financial reporting and functions.

•	Real Estate Industry Experience: Experience at the executive level in the real-estate sector that enhances our Board’s ability to foresee changes and opportunities in a potentially volatile market.
•
Specific Mortgage and Lending Experience: Specific real estate industry experience in the mortgage and lending sector that enhances our Board’s ability to oversee management in a highly regulated and cyclical industry.

•	Ethics: Experience in, and continued dedication to, the highest levels of corporate ethics and integrity so that the Company can continue to operate with integrity.
•	Technology and Innovation: Experience in researching or developing leading-edge technologies to drive positive customer experience and facilitate efficiencies.
•	Risk and Compliance: Experience identifying, mitigating, and managing risk to provide vital customer and stockholder protection.
•
Human Resource Management: Experience in human resources management in large organizations to inform the Board’s oversight of succession planning, executive compensation, effective talent development, and gender and racial diversity.

•	Legal, Regulatory, and Public Policy: Experience in setting and analyzing public policy in heavily regulated sectors.
•	Social: Experience in advocating for gender and racial equality, human rights and effective corporate citizenship to achieve greater social justice, diversity and inclusivity.
Our Board selected the nominees based on their diverse set of backgrounds, skills, and experiences, which align with our business strategy and contribute to the effective oversight of loanDepot. We are pleased to report that 50% of our directors identify as women or as members from traditionally under-represented communities.
The Board
Board Leadership Structure
After careful consideration, the Board determined that, at this time, having separate CEO and Executive Chairman roles is best for the Company and our stockholders. Specifically, the Board is currently led by our Executive Chairman and founder, Anthony Hsieh, with Mr. Martell, as our CEO, focusing on, among other things, leading and managing the day-to-day operations of the Company.
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Governance
Board Composition
We are party to a stockholders agreement (as described below under “Related Persons Transactions”) with the Parthenon Stockholders (defined below) and Hsieh Stockholders (defined below) whereby, among other things, the parties agreed to certain matters relating to the Company’s corporate governance (as amended and/or restated from time to time, the “Stockholders Agreement”). The Stockholders Agreement provides that the authorized number of directors for our Board shall be eight. Both the Parthenon Stockholders and the Hsieh Stockholders initially have the right to nominate two directors to serve on the Board. The Parthenon Stockholders nominated Brian Golson and Andrew Dodson to serve as Class III and Class II directors, respectively, and the Hsieh Stockholders nominated Anthony Hsieh to serve as a Class III director and John Lee to serve as a Class I director.
The Stockholders Agreement also provides that Mr. Hsieh will serve as Chairman of the Board.
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Governance
Our Directors
The following provides a snapshot of the diversity, skills, and experience of our directors who are not standing for election at the Annual Meeting, followed by summary information about each individual nominee.
For a description of our directors standing for election at the Annual Meeting please see Proposal No. 1: Election of Class I Directors starting on page 43. Two of our three Class I nominees have been appointed to the Board in April 2022. Mr. Martell was recommended by the independent directors, and Mr. Lee was recommended by our Executive Chairman pursuant to the Stockholders Agreement.
Class II Directors – Term Ends 2023
Andrew Dodson Non-Independent Director
Age: 44
Public Directorships:
None
Committee Memberships:
None
Director Since: February 2021
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Technology and Innovation
Mortgage and Lending Experience

Andrew Dodson is Managing Partner at Parthenon Capital, a private equity firm that partners with and invests in management teams and their companies and an affiliate of each of the Parthenon Stockholders (defined below), and has been with Parthenon Capital since 2005. He has also served as a director of the company or its affiliate, loanDepot.com, LLC (“LDLLC”), since December 2009. Prior to joining Parthenon Capital, Dodson was a consultant with Bain & Co. from 2004 to 2005, where he focused on mergers and acquisitions, cost control and corporate strategy for middle market technology companies. Mr. Dodson was also a financial analyst for Enron Corporation in the company’s retail group and worked for Trilogy, Inc., an enterprise software company, where he focused primarily in business development. Mr. Dodson earned a Bachelor of Arts from Duke University and a Master of Business Administration from Harvard Business School. Mr. Dodson’s extensive business and financial management experience qualify him to serve as a member of our Board of Directors.

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Governance
Pamela Patenaude Independent Director
Age: 61
Public Directorships:
Target Hospitality Corp,
CoreLogic, Inc. (June 2020 – June 2021)
Committee Memberships:
Audit
Director Since: July 2021
Skills and Qualifications:
Executive Leadership
Public Company Governance
Financial and Audit
Human Resource Management
Real Estate Industry Experience
Risk and Compliance
Specific Mortgage and Lending Experience
Legal, Regulatory, and Public Policy
Social

Pamela Patenaude has served as a director of the company since 2021 and brings deep real estate and housing policy expertise from her prior executive experience in government, nonprofits and private industry. From 2017 until 2019, Ms. Patenaude served as the deputy secretary of the U.S. Department of Housing and Urban Development (“HUD”), a federal government department that administers housing and urban development laws. Earlier in her career, Ms. Patenaude served as assistant secretary for community planning and development at HUD. She currently serves on the board of directors for Habitat for Humanity International and the Bipartisan Policy Center. Ms. Patenaude is a trustee and vice Chair of the Home Builders Institute, and a member of the FDIC Advisory Committee on Economic Inclusion. Ms. Patenaude is the principal of Granite Housing Strategies, LLC, where she serves as a strategic advisor for clients engaged in real estate development, affordable housing and disaster recovery management. Ms. Patenaude recently served as an independent director of CoreLogic, Inc., where she was a member of the audit and compensation committees. Ms. Patenaude previously served as the President of the J. Ronald Terwilliger Foundation for Housing America’s Families, a national nonprofit, education, and research organization dedicated to illuminating America’s affordable housing crisis. Ms. Patenaude earned a Bachelor of Science degree from Saint Anselm College and a Master of Science degree in community economic development from Southern New Hampshire University. Ms. Patenaude’s extensive business and financial management experience qualify her to serve as a member of our Board of Directors.

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Class III Directors – Term Ends 2024
Anthony Hsieh Founder and Executive Chairman
Age: 57
Public Directorships:
None
Committee Memberships:
None
Director Since: February 2021
Skills and Qualifications:
Mortgage and Lending Experience
Executive Leadership
Entrepreneurial Development and Strategy
Real Estate Industry Experience
Technology and Innovation
Social

Anthony Hsieh founded loanDepot and has served as Executive Chairman of the Company since April 2022. Prior to that, Mr. Hsieh served as Chair and CEO between December 2009 (when the business was formed) until April 2022. Mr. Hsieh has more than 30 years of experience in the lending industry. Prior to starting loanDepot, in 2002, Mr. Hsieh founded HomeLoanCenter.com, the first national online lender to offer a full spectrum of mortgage loan products featuring live interest-rate quotes and loan offerings tailored to borrowers’ needs and credit profiles. He continued to lead the business for three years after it merged with IAC/Interactive’s subsidiary, LendingTree in 2004. In 1989, he acquired a mortgage brokerage company and transformed it into LoansDirect.com. Mr. Hsieh’s executive leadership experience and extensive knowledge of our business qualify him to serve as a member of our Board of Directors.

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John Dorman Independent Director
Age: 71
Public Directorships:
CoreLogic, Inc. (2012 - 2021)
SmartRent, Inc.
Committee Memberships:
Audit (Chair)
Compensation
Nominating and Corporate Governance
Director Since: February 2021
Skills and Qualifications:
Executive Leadership
Public Company Governance
Financial and Audit
Technology and Innovation
Risk and Compliance
Specific Mortgage and Lending Experience
Human Resource Management
Entrepreneurial Development and Strategy
Real Estate Industry Experience

John Dorman has served as a director of the company or its affiliate, LDLLC, since July 2015. Mr. Dorman previously served as a director of Online Resources Corporation, a developer and supplier of electronic payment services, from May 2009 until it was sold to ACI Worldwide, Inc. in March 2013, and as its Chair from June 2010 until the sale. Dorman also previously served as Co-Chair of Online Resources Corporation from January 2010 to June 2010, and as Interim Chief Executive Officer from April 2010 to June 2010. From October 1998 to August 2003, he served as Chief Executive Officer of Digital Insight Corporation, a provider of software-as-a-service for online banking and bill payment for financial institutions, and served on the board of directors of Digital Insight until the company was acquired in 2007 by Intuit, Inc. Mr. Dorman served as Senior Vice President of the Global Financial Services Division of Oracle Corporation from August 1997 to October 1998; and Chair and Chief Executive Officer of Treasury Services Corporation, a provider of modeling and analysis software for financial institutions, from 1983 to 1997. Mr. Dorman earned a B.A. in Business Administration and Philosophy from Occidental College and an M.B.A. in Finance from the University of Southern California. Mr. Dorman’s extensive business and financial management experience qualify him to serve as a member of our Board of Directors.

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Brian Golson Non-Independent Director
Age: 51
Public Directorships:
Performant Financial Corporation (2004 – 2019)
Committee Memberships:
None
Director Since: December 2009
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Technology and Innovation
Mortgage and Lending Experience
Human Resource Management
Legal, Regulatory, and Public Policy

Brian Golson is the Co-CEO and Managing Partner at Parthenon Capital, an affiliate of the Parthenon Stockholders, and has been with Parthenon Capital since 2002. He has also served as a director of the company or its affiliate, loanDepot.com, LLC, since December 2009. Prior to joining Parthenon Capital, Golson was the Chief Financial Officer and Vice President of Operations for Everdream, a software company sold to Dell providing outsourced IT infrastructure management. Mr. Golson also held leadership positions with Prometheus Partners, a middle-market private equity fund focused on recurring revenue service businesses, and GE Capital where he focused on acquisitions and divestitures of financial services and insurance businesses. Mr. Golson earned a Bachelor of Arts in Economics from the University of North Carolina, Chapel Hill and a Master of Business Administration from the Harvard Business School. Mr. Dorman’s extensive financial and leadership experience qualify him to serve as a member of our Board of Directors.

Board Structure and Committee Composition
As of the date of this proxy statement, the Company has the following three standing committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Corporate Governance Committee.
The current committee membership and the function of each of these standing committees are described below. Each of the standing committees operates under a written charter adopted by the Board. All of the committee charters are available on our Governance website at https://investors.loandepot.com/governance/governance-documents. Each committee reviews and reassesses the adequacy of its charter annually, conducts annual evaluations of its performance with respect to its duties and responsibilities as laid out in the charter, and reports regularly to the Board with respect to the committee’s activities. Additionally, the Board and each of the committees have the authority to retain, terminate, and receive appropriate funding for outside advisors as the Board and/or each committee deems necessary.
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Compensation Committee
Members Dawn Lepore (Chair) John Dorman John Lee
Role and Primary Responsibilities

Our Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines or recommends to our Board equity-based compensation for our directors, officers, employees and consultants and administers our 2021 Omnibus Equity Incentive Plan. Our Compensation Committee oversees our corporate compensation programs.

Required Qualifications

The Company is relying on the NYSE controlled company exemption from having a compensation committee composed entirely of independent directors. The Board has determined that each of Dawn Lepore and John Dorman is independent within the meaning of the NYSE standards of independence for directors and compensation committee members. In addition, each of Dawn Lepore and John Dorman qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

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Nominating and Corporate Governance Committee
Members Dawn Lepore (Chair) John Dorman John Lee
Role and Primary Responsibilities

Our Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding candidates for directorships and the size and composition of the board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board of Directors concerning corporate governance matters.

Required Qualifications

The Company is relying on the NYSE controlled company exemption from having a nominating and corporate governance committee consisting entirely of independent directors. The Board has determined that each of Dawn Lepore and John Dorman is independent within the meaning of applicable NYSE listing standards.

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Audit Committee
Members John Dorman (Chair) Dawn Lepore Pamela Patenaude
Role and Primary Responsibilities

Our Audit Committee aids our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management. The Audit Committee is composed entirely of independent directors.

Required Qualifications

The Board has determined that each of the Audit Committee members is independent within the meaning of the NYSE and SEC standards for independence of directors and audit committee members. Additionally, the Board has determined that Mr. Dorman, chair of the Audit Committee, is an audit committee financial expert.

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Board and Committee Meetings and Attendance
Our Board holds regularly scheduled meetings each year, in addition to special meetings scheduled as appropriate. During 2021, our Board held ten (10) meetings, six (6) of which included an executive session consisting of only non-management directors and one (1) of which consists of only the independent directors. In addition, our three committees held a total of twelve (12) meetings, with the Audit Committee meeting seven (7) times, the Compensation Committee meeting two (2) times, and the Nominating and Corporate Governance Committee meeting three (3) times.
The Board expects that its members will rigorously prepare for, attend, and participate in all Board and applicable committee meetings and each annual meeting of stockholders. In addition to participation at Board and committee meetings, our directors discharged their responsibilities throughout the year through frequent one-on-one meetings and other communications with our CEO and other members of senior management regarding matters of interest.
Each of our incumbent directors who served on the Board during the portion of 2021 when we were a publicly traded company attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served, during the period for which each such director served in 2021. All Directors are also encouraged to attend our inaugural meeting of stockholders.
Director Compensation
The following table sets forth certain information with respect to compensation for the fiscal year ended December 31, 2021 with respect to our Directors. Mr. Hsieh does not receive an additional compensation for his service on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
John Dorman	250,000	151,822	401,822
Dawn Lepore	150,000	151,882	301,882
Pam Patenaude	125,000	108,212	233,212
Mike Linton(2)	125,000	108,212	233,212
Andrew Dodson	125,000	151,882	276,882
Brian Golson	125,000	151,882	276,882
Anthony Hsieh	—	—	—
(1)
Represents the grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), of restricted stock units granted to the directors during the fiscal year ended December 31, 2021. These amounts do not reflect the actual economic value that may be realized by the non-employee director. Please see Note 19 to our audited consolidated financial statements for the fiscal year ended December 31, 2021 included in our Annual Report on Form 10-K for more information. As of December 31, 2021, Mike Linton and Pam Patenaude each had 5,725 unvested RSUs, all other non-employee directors had 0 unvested RSUs.

(2)	Mr. Linton resigned from the Board, effective as of April 21, 2022.
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In connection with the initial public offering, our Board of Directors adopted a compensation program for our non-employee directors, or the “Non-Employee Director Compensation Policy.” Pursuant to the Non-Employee Director Compensation Policy, each non-employee member of our Board will receive the following cash compensation for Board services, as applicable:
•
$250,000 per year for service as a Board member, 50% of which will be paid in cash and 50% shall be issued in restricted stock units that vest in quarterly installments, subject to such director’s continued service on the Board through each vesting date;

•	$25,000 per year for service as Chair of the audit committee; and
•	$75,000 per year for service as Lead Independent Director.
Each director is expected to sit on up to two committees for no additional consideration. Any director who sits on more than two committees (other than any special committee) will be provided with an additional $25,000 in annual cash compensation.
In accordance with the Non-Employee Director Compensation Policy, John Dorman, Dawn Lepore, Andrew Dodson and Brian Golson each received a grant of 8,929 RSUs on May 6, 2021, which vested in one-fourth equal installments on each of May 6, 2021 (for service during the first quarter of the fiscal year), June 30, 2021, September 30, 2021 and December 31, 2021. Pamela Patenaude and Michael Linton each received a grant of 11,451 RSUs on August 6, 2021 which vested in one-fourth equal installments on each of September 30, 2021, December 31, 2021 and March 31, 2022, and one-fourth of which will vest on June 8, 2022. In connection with Mr. Linton’s resignation from the Board, effective as of April 21, 2022, all of his RSUs were fully vested.
In 2022, the Non-Employee Director Compensation Policy was amended, in consultation with the Compensation Committee and the independent compensation consultant, to add the following cash compensation:
•	$20,000 per year of service as Chair of the Compensation Committee; and
•	$15,000 per year of service as Chair of the Nominating and Corporate Governance Committee.
Communications with the Board
Stockholders and other interested parties may communicate with the Board by contacting: Secretary to the Board of Directors, 26642 Towne Centre Drive Foothill Ranch, California 92610. In accordance with instructions from the Board, the secretary to the Board reviews all correspondence, organizes the communications for review by the Board, and posts communications to the full Board or to individual directors, as appropriate. Our independent directors have requested that certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes, and job inquiries, not be posted. Communications that are intended specifically for the Executive Chairman, independent directors as a group, or the non-employee directors as a group, or any individual director, should be sent to the street address noted above, to the attention of the Executive Chairman.
Governance Documents
We maintain a code of business conduct and ethics for directors, officers, and employees, known as our Code of Ethics. We also have adopted Corporate Governance Guidelines, which, in conjunction with our Certificate of Incorporation, Bylaws, and respective charters of the Board committees, form the framework for our governance. All of these documents are available at https://investors.loandepot.com/
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governance/governance-documents for review, downloading, and printing. On our governance website, we will post any amendments to the Code of Ethics or waivers of the Code of Ethics for directors and executive officers that are required to be disclosed in accordance with applicable NYSE and SEC requirements. Stockholders may request free printed copies of our Certificate of Incorporation, Bylaws, Code of Ethics, Corporate Governance Guidelines, and charters of the committees of the Board by contacting: loanDepot, Inc., Attention: Investor Relations, 26642 Towne Centre Drive Foothill Ranch, California 92610.
Stock Ownership Information of Certain Beneficial Owners and Management
The following table sets forth information as of March 31, 2022 (or as of the date otherwise indicated below), the record date of the Annual Meeting, concerning beneficial ownership by:
•	each person known to us to beneficially own more than 5% of any class of our outstanding common stock;
•	our directors and director nominees;
•	each of the named executive officers listed in the “Summary Compensation Table”; and
•	all of our directors and executive officers as a group.
Certain of our officers and directors (each, a “Continuing Member”, and as a group, the “Continuing Members”) hold their equity indirectly through one or more management holding companies, Trilogy Management Investors Six, LLC, Trilogy Management Investors Seven, LLC, or Trilogy Management Investors Eight, LLC (each, a “Trilogy Entity”, and together, the “Trilogy Entities”). Upon such equity being granted by our subsidiary holding company, LD Holdings Group LLC (“LD Holdings”) to the Continuing Members, the units of LD Holdings (“Historical Holdco Units”) being granted were immediately contributed to and exchanged for an equal number of units of the applicable Trilogy Entity (“TMI Units”). As part of our IPO restructure, all of the outstanding Historical Holdco Units (including those held by the Trilogy Entities) were equitably adjusted and converted into and exchanged for a number of Class A Common Units of LD Holdings (the “Holdco Units”), and loanDepot, Inc. (“LDI”) also issued to each Trilogy Entity that number of shares of Class C common stock (“LDI Class C Shares”) that was equal to the number of Holdco Units held by each respective Trilogy Entity.
Continuing Members have the right to redeem units of the Trilogy Entities that can be exercised in whole or in part. Upon surrender of the applicable Trilogy Entity’s units (“Surrendered TMI Units”), the Continuing Member directs the Trilogy Entity to convert a number of LDI Class C Shares (together with an equal number of Holdco Units) equal to the Surrendered TMI Units in exchange for LDI’s issuance to the Continuing Member shares of LDI Class A common stock (“LDI Class A Shares”) on a one-for-one basis, subject to approval of the LDI Board of Directors. Anthony Hsieh, our founder and Executive Chairman, is the sole manager of each of the Trilogy Entities and has sole voting power over the LDI Class C Shares they hold until such shares are converted and issued as LDI Class A Shares to the Continuing Members (together the “Hsieh Stockholders”). While the LDI Class C Shares held by the Trilogy Entities for the benefit of our executive officers and directors are not reflected in the table below, footnote 6 to the table provides further detail.
Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities or have the right to acquire such voting power or investment power
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within 60 days. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Except as otherwise indicated, the address for each beneficial owner listed in the table below is c/o loanDepot.com, LLC, 26642 Towne Centre Drive, Foothill Ranch, California 92610.
	Class A Common Stock Beneficially Owned (1)(2)		Class C Common Stock Beneficially Owned (1)(2)		Class D Common Stock Beneficially Owned (1)(2)		Combined Voting Power (1)(2)
Name of Beneficial Owner	#	%	#	%	#	%	%
Certain Stockholders
PCP Managers GP, LLC (3)	3,813,271	8.50	3,388,886	1.89	97,026,671	100	35.57
Directors and Named Executive Officers
Frank Martell	—	—	—	—	—	—	—
Anthony Hsieh (2)(4)(5)	3,155,295	7.03	176,031,852	98.11	—	—	61.90
Patrick Flanagan (5)(6)(7)	75,000	*	—	—	—	—	*
Jeff Walsh (5)(6)(7)	1,168,403	2.60	—	—	—	—	*
Jeff DerGurahian (5)(6)	83,571	*	—	—	—	—	*
Nicole Carrillo (5)(6)	66,039	*	—	—	—	—	*
Brian Golson (3)(8)	see footnotes	*	—	—	—	—	*
Andrew Dodson (3)(8)	see footnotes	*	—	—	—	—	*
John Dorman (6)	8,929	*	—	—	—	—	*
Dawn Lepore (6)	8,929	*	—	—	—	—	*
John Lee (5)(6)	—	*	—	—	—	—	*
Pamela Hughes Patenaude (9)	14,641	*	—	—	—	—	*
Executive Officers and Directors as a Group (12 persons) (9)	8,394,078	18.17%	179,420,738	100%	97,026,671	100%	97.46%
*	Less than one percent.
(1)
Each holder of Class C common stock and Class D common stock is entitled to 5 votes per share and each holder of Class A common stock and Class B common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. Our Class B common stock and Class C common stock do not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A common stock and Class D common stock. No shares of Class B common stock are currently issued and outstanding.

(2)
Percentage of voting power represents voting power with respect to all shares of our Class A common stock, Class B common stock, Class C common stock and Class D common stock voting together as a single class (subject to class-specific weightings) and as calculated on a fully diluted basis. Mr. Hsieh’s Combined Voting Power reflects voting agreement with the Trilogy, resulting in Voting Power in excess of his share count (which includes shares held directly and indirectly in the Company).

(3)
This information is based on the latest information available to the Company. Includes 3,813,271 shares of Class A and 97,026,671 shares of Class D common stock owned by the Parthenon Stockholders and 3,388,886 shares of Class C common stock owned by PCP Managers, L.P. Parthenon Capital Partners Fund II, L.P., Parthenon Capital Partners Fund, L.P., PCP Partners IV LP, Parthenon Investors IV, L.P., PCap Partners III LLC, and Parthenon Investors III, L.P. are collectively referred to herein as the “Parthenon Stockholders.” PCP Managers GP, L.P. has voting and investment power over the shares of loanDepot, Inc. stock owned by the Parthenon Stockholders by virtue of its role as general partner of PCP Managers, L.P. which is the general partner or managing member of Parthenon Capital Partners Fund II, L.P., Parthenon Capital Partners Fund, L.P., PCP Partners IV LP which is also the general partner of Parthenon Investors IV, L.P., and PCap Partners III LLC which is also the general partner of Parthenon Investors III, L.P. Brian P. Golson is a Managing Partner of PCP Managers GP, LLC and also serves as a Co-CEO and a Managing Partner at Parthenon Capital, an affiliate of each of the Parthenon Stockholders and PCP Managers, L.P. Andrew C. Dodson serves as Managing Partner at Parthenon Capital. Each of the above listed persons may be deemed to beneficially own the securities owned of record by the Parthenon Stockholders and PCP Managers, L.P. Each of the above listed persons may be deemed to beneficially own the securities owned of record by the Parthenon Stockholders and PCP Managers, L.P. However, each expressly disclaims beneficial ownership of such securities, except to the extent of his or its pecuniary interest therein. The address for the foregoing persons is c/o Parthenon Capital Partners, Four Embarcadero Center, Suite 3610, San Francisco, California 94111.

(4)
Mr. Hsieh’s holdings consist of (i) 3,155,295 shares of Class A common stock, (ii) 8,114,521 shares of Class C common stock held by The JLSSAA Family Trust, (iii) 4,310,497 shares of Class C common stock held by JLSA, LLC, (iv) 48,945,633 shares of Class C common stock held by Trilogy Mortgage Holdings, Inc., (v) 97,223,389 shares of Class C common stock held by Trilogy Mortgage Investors Six, LLC,

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(vi) 15,816,443 shares of Class C common stock held by Trilogy Management Investors Seven, LLC and (vii) 1,621,369 shares of Class C common stock held by Trilogy Management Investors Eight, LLC. Mr. Hsieh is deemed to have beneficial ownership and voting and investment power over the securities held by JLSA, LLC, The JLSSAA Family Trust and Trilogy Mortgage Holdings, Inc.
(5)
Except for affiliates of Anthony Hsieh, shares of Class C common stock held for the benefit of certain Executive Officers and Directors are done so through intermediate holding entities, namely Trilogy Management Investors Six, LLC (“TMI 6”), Trilogy Management Investors Seven, LLC (“TMI 7”), and Trilogy Management Investors Eight, LLC (“TMI 8”). These entities (collectively “Management TMIs”) are controlled and managed by Mr. Hsieh, who holds an economic interest in TMI 6 only.

(6)
Excludes shares of Class C common stock held by the Management TMIs for the benefit of the following individuals who have a right to direct the conversion of shares of Class C common stock and issuance of an equal number of LDI Class A Shares to such individual, subject to Board approval: Mr. Hsieh – 127,775,531, Mr. Flanagan - 3,126,615, Mr. Walsh – 6,428,984, Mr. DerGurahian – 8,741,359, Ms. Carrillo – 426,224, Mr. Lee – 1,812,747, Mr. Dorman – 147,130, and Ms. Lepore – 147,130.

(7)	On April 5, 2022, Mr. Flanagan and Mr. Walsh each sold 75,000 shares of Class A common stock, following which Mr. Flanagan held 0 shares and Mr. Walsh held 1,093,403 shares of Class A common stock.
(8)	Mr. Golson and Mr. Dodson serve as Directors of the company in their capacity as representatives of Parthenon Capital and its affiliates. See footnote 3 for further detail.
(9)	Includes shares of Class A common stock to be issued within sixty days of the March 31, 2022, upon vesting and settlement of restricted stock units as follows: Ms. Patenaude – 2,863.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires loanDepot’s directors, certain officers and persons who own more than 10% of a registered class of loanDepot’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC.
PCP Managers GP, LLC, Brian P. Golson, and Andrew C. Dodson jointly filed one Form 4 late regarding the conversion of shares of Class D common stock, the related issuance of Class A common stock, and disposition of such shares of Class A common stock. The late filing resulted from an administrative oversight. Aside from this one filing, based solely upon a review of the copies of Forms 3, 4 and 5 and any amendments thereto and written representations made to loanDepot relating to Forms 5, we believe that all other Section 16(a) filing requirements were timely met during 2021.
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Our Executive Officers
Along with Anthony Hsieh, our founder and Executive Chairman of our Board (for a detailed biography please see “Our Directors – Class III Directors – Term Ends 2024” on page 13) and Frank Martell, our President and Chief Executive Officer (for a detailed biography please see “– Class I Director Nominees” on page 44), our executive officer team has significant experience in the residential mortgage loan production and servicing industry, and the investment management industry.
Patrick Flanagan Chief Financial Officer
Patrick Flanagan was appointed Chief Financial Officer of loanDepot.com, LLC in December 2019, and joined the company in June 2017. Mr. Flanagan was appointed Chief Financial Officer of loanDepot, Inc. in January 2021. He has more than three decades of experience in the investment management, mortgage banking and fintech spaces, throughout which he has managed the origination, acquisition and servicing of more than $300 billion in residential mortgage and residential real estate assets. Prior to joining LD Holdings, he served as Executive Vice President at Carrington Mortgage Services, a lending and mortgage servicing company, from May 2016 to May 2017, where he led its wholesale lending division. From February 2015 until April 2016, he was a consultant at Waterfall Asset Management (“Waterfall Asset”). Prior to joining Waterfall Asset, he served as Chief Executive Officer and founder of Cove Financial from August 2009 until December 2014. Mr. Flanagan earned his undergraduate degree from Monmouth College.

Jeff DerGurahian Chief Capital Markets Officer
Jeff DerGurahian was appointed Executive Vice President, Capital Markets of loanDepot, Inc. at its formation in November 2020 and has served as Executive Vice President and Chief Capital Markets Officer of loanDepot.com, LLC since joining us in May 2012. He oversees our secondary marketing and capital markets efforts including investor relations, loan trading, hedging, pricing strategies, servicing, post-closing operations and product development. Prior to joining LDLLC, Mr. DerGurahian served for nine years as Executive Vice President of Capital Markets for Prospect Mortgage, LLC (formerly MetroCities Mortgage), and was a Hedge Manager for Tuttle Risk Management Services before joining Prospect Mortgage. Mr. DerGurahian holds a bachelor’s degree in Finance from the University of Virginia.

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Jeff Walsh Senior Executive Vice President and Chief Revenue Officer
Jeff Walsh was appointed Senior Executive Vice President and Chief Revenue Officer of loanDepot, Inc. in January 2021 and has served as Senior Executive Vice President and Chief Revenue Officer of loanDepot.com, LLC since December 2019. He joined loanDepot.com, LLC in 2012 as Executive Vice president of Operations, where he oversaw the growth and production of various departments including Processing, Human Resources, Vendor Management and Escrow. Mr. Walsh has more than 20 years of industry experience as well as an extensive background in both sales and operations for Wholesale and Retail Lending. Prior to coming to LDLLC, he served as chief operating officer of Ameriquest Mortgage Company (“Ameriquest”) where he led operations to increase sales production, developed proprietary modeling systems for collections and loss mitigation and transformed the company’s technology platforms. During his tenure at Ameriquest, he also commanded strategic operations and supervised loan operations including Human Resources, Accounting, and IT. Mr. Walsh also served as president of Town and Country Credit. He has completed extensive leadership and management training, including executive-development programs at Kenan-Flagler Business School at the University of North Carolina and the Center for Creative Leadership in Colorado Springs, Colorado. He attended West Valley College in Saratoga, California and San Jose College for his undergraduate studies.

Nicole Carrillo Executive Vice President and Chief Accounting Officer
Nicole Carrillo has served as Executive Vice President and Chief Accounting Officer of the Company since June 2018. Ms. Carrillo is responsible for developing and managing the financial and accounting operations of loanDepot. Ms. Carrillo brings more than 20 years’ experience to her role, most recently as chief financial officer from August 2013 to November 2017 and executive vice president from January 2011 to August 2013 of Opus Bank, where she oversaw all accounting and financial functions, including financial performance, planning and reporting, liquidity management, investment portfolio performance, capital and interest rate risk management and coordination with external auditors, investors and banking regulators. She was also part of the management team that led the company through its initial public offering in 2014. Prior to Opus Bank, Ms. Carrillo was a senior manager in the audit practice with KPMG LLP serving a variety of private and public financial services clients. Ms. Carrillo received her Bachelor of Science in Accounting from Loyola Marymount University and is a California Chartered CPA. She also is a board member of the United Way of Orange County and the Boys and Girls Club of Central Orange Coast.

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Related Persons Transactions
Policies and Procedures
We have adopted policies and procedures whereby our Audit Committee is responsible for reviewing and approving transactions between us or any of our subsidiaries and any related person (defined to include our executive officers, directors or director nominees, any stockholder beneficially owning in excess of 5% of our stock or securities exchangeable for our stock, and any immediate family member of any of the foregoing persons) in which one or more of such related persons has a direct or indirect material interest. In reviewing and approving related person transactions, our Audit Committee considers the relevant facts and circumstances available. Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote on approval or disapproval of the transaction. In addition, our general code of ethics requires that all of our employees and directors inform the Company of any material transaction or relationship that comes to their attention that could reasonably be expected to create a conflict of interest. Further, at least annually, each director and executive officer will complete a detailed questionnaire that asks questions about any business relationship that may give rise to a conflict of interest and all transactions in which we are involved and in which the executive officer, a director or a related person has a direct or indirect material interest.
Other than the transactions described below, there have been no other related person transactions that require disclosure under the SEC rules since the beginning of our last completed fiscal year.
Parthenon Capital Partners
Parthenon Capital continues to hold a significant portion of the equity interest of LD Holdings and of the loanDepot’s Class D common stock (for more information see – “Stock Ownership Information of Certain Beneficial Owners and Management” above) and is represented by our non-independent directors, Brian Golson and Andrew Dodson. Parthenon Capital was founded in March 1998 and focuses on investing in select middle-market companies. The firm invests in a variety of industry sectors with particular expertise in business and financial services, healthcare, and technology-enabled services.
Reorganization Transactions
Prior to the IPO, we completed a reorganization by changing our equity structure to create a single class of equity units in LD Holdings (the “Reorganization Transactions”). Prior to the Reorganization Transactions, our capital structure consisted of different classes of membership interests held by the members of LD Holdings (including the Trilogy Entities). The equity interests of LD Holdings were then equitably adjusted and exchanged for Holdco Units and LDI issued an equal number of LDI Class C Shares to the holders of Holdco Units. The Continuing Members through their ownership of TMI Units have the right to cause the applicable Trilogy Entity to exchange on their behalf both one Holdco Unit and one share of Class B common stock or Class C common stock, as applicable, for cash or one LDI Class A Share at our election, subject to customary conversion rate adjustments for stock splits, stock dividends, and reclassifications. In addition, in connection with the IPO and the Reorganization Transactions, our private equity sponsor, Parthenon Capital Partners exchanged their equity interest in LD Holdings for shares of LDI’s Class D common stock.
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Governance
Registration Rights and Stockholders Agreements
We are party to a Registration Rights Agreement, dated February 11, 2021, under which we may be required to register the sale of shares of our Class A common stock held by Parthenon Stockholders and the Hsieh Stockholders. The registration rights agreement also requires us to make available and keep effective shelf registration statements permitting sales of shares into the market from time to time over an extended period. In addition, the Parthenon Stockholders and the Hsieh Stockholders have the ability to exercise certain demand registration rights and/or piggyback registration rights in connection with registered offerings requested by any of such holders or initiated by us.
Additionally, we are party to a Stockholders Agreement, amended as of April 21, 2022, with the Parthenon Stockholders and Hsieh Stockholders (and their respective permitted transferees thereunder party thereto from time to time). Pursuant to the Stockholders Agreement, the Parthenon Stockholders have (i) the right to designate two nominees for election to our Board of Directors so long as such group owns at least 15% of the total voting power of our common stock, and (ii) otherwise one nominee for election to our Board of Directors so long as such group owns at least 5% of the total voting power of our common stock. Additionally, the Hsieh Stockholders, have (i) the right to designate two nominees for election to our Board of Directors so long as such group owns at least 5% of the total voting power of our common stock, and (ii) upon the Parthenon Stockholders’ ceasing to own more than 15% of the total voting power of our common stock, the Hsieh Stockholders shall have the right to designate an additional nominee to the our Board of Directors so long as (a) such nominee is independent under the NYSE listing standards and (b) the Hsieh Stockholders own greater than 25% of the total voting power of our common stock. The Parthenon Stockholders and the Hsieh Stockholders each additionally agreed to take all necessary action, including voting their respective shares of common stock, to cause the election of the directors nominated by such other group in accordance with the terms of the Stockholders Agreement, and will each be entitled to propose the replacement for any of its Board designees whose Board service ceases for any reason. Subject to having the right to designate at least one director for nomination under the Stockholders Agreement, the Hsieh Stockholders have certain designation rights with respect to the Compensation Committee and the Nominating and Corporate Governance Committee, and the Parthenon Stockholders have certain designation rights with respect to any mergers and acquisition, capital markets or similar committee. The Stockholders Agreement also provides that, as long as the Hsieh Stockholders have the right to designate at least one director for nomination under the Stockholders Agreement, Mr. Hsieh shall be the Chairman of the Board and a Class III director, and there shall be no lead independent director without the prior written approval of the Hsieh Stockholders. Pursuant to the Stockholders Agreement, the Company also agreed to provide the Hsieh Stockholders with certain preemptive rights on the issuance of additional common stock, or other equity securities of the Company convertible into, exercisable for or exchangeable into common stock, subject to certain exceptions.
Tax Receivable Agreement
The members of LD Holdings (excluding LD Investment Holdings, Inc.) prior to our initial public offering (the “Continuing Members”) may from time to time (subject to the terms of the Holdings LLC Agreement regarding exchange rights) exchange an equal number of Holdco Units and shares of Class B and Class C common stock for cash or for shares of Class A common stock of loanDepot, Inc. on a one-for-one basis, at our election. LD Holdings (and each of its subsidiaries classified as a partnership for federal income tax purposes) intends to make an election under Section 754 of the Code effective for the 2021 taxable year and each subsequent taxable year in which an exchange of Holdco Units and shares of Class B and
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Governance
Class C common stock for shares of Class A common stock occurs. Our purchase of Holdco Units, in connection with our initial public offering, from certain owners of Holdco Units (the “Exchanging Members”) and the exchanges of Holdco Units and shares of Class B and Class C common stock for shares of Class A common stock are expected to result, with respect to loanDepot, Inc., in increases in the tax basis of the assets of LD Holdings that otherwise would not have been available. These increases in tax basis may reduce the amount of tax that loanDepot, Inc. would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain assets to the extent tax basis is allocated to those assets.
We are part to a tax receivable agreement with the Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing Members, as part of the consideration received by such Continuing Members in exchange for the sale of Holdco Units to loanDepot, Inc., that will provide for the payment from time to time by loanDepot, Inc. to such parties or their permitted assignees of 85% of the amount of the benefits, if any, that loanDepot, Inc. realizes or under certain circumstances (such as a change of control) is deemed to realize as a result of (i) the aforementioned increases in tax basis, (ii) any incremental tax basis adjustments attributable to payments made pursuant to the tax receivable agreement and (iii) any deemed interest deductions arising from payments made by us under the tax receivable agreement. These payment obligations are obligations of loanDepot, Inc. and not of LD Holdings. For purposes of the tax receivable agreement, subject to certain exceptions noted below, the benefit deemed realized by loanDepot, Inc. generally will be computed by comparing the actual income tax liability of loanDepot, Inc. (calculated with certain assumptions) to the amount of such taxes that loanDepot, Inc. would have been required to pay had there been no increase to the tax basis of the assets of LD Holdings as a result of our purchase of Holdco Units from the Exchanging Members in connection with our initial public offering and the exchanges of Holdco Units and had loanDepot, Inc. not derived any tax benefits in respect of payments made under the tax receivable agreement. The term of the tax receivable agreement will continue until all such tax benefits have been utilized or deemed utilized or expired, unless we materially breach any of our material obligations under the agreement, elect an early termination of the agreement or undergo a change of control. Estimating the amount of payments that may be made under the tax receivable agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including:
•
the timing of any subsequent exchanges of Holdco Units—for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of LD Holdings at the time of each exchange;

•
the price of shares of our Class A common stock at or around the time of the exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of LD Holdings is affected by the price of shares of our Class A common stock at the time of the exchange;

•	the extent to which such exchanges are taxable—if an exchange is not taxable for any reason, increased deductions will not be available;
•	the amount and timing of our income—loanDepot, Inc. generally will be required to pay 85% of the deemed benefits as and when deemed realized; and
•	the allocation of basis increases among the assets of LD Holdings and certain tax elections affecting depreciation.
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Governance
Assuming no material changes in the relevant tax law and that we earn sufficient taxable income to realize all tax benefits that are subject to the tax receivable agreement, we expect that the tax savings associated with the purchase of Holdco Units from the Exchanging Members in connection with future exchanges of Holdco Units and Class B Common Stock as described above would aggregate to approximately $297.0 million over the 15 years ending on December 31, 2036 assuming that all future exchanges of Holdco Units occurred on December 31, 2021 based on the Class A Common stock price on that date. Under such scenario, we would be required to pay to the Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing LLC Members or their permitted assignees approximately 85% of such amount, or approximately $252.5 million, over the 15 years ending on December 31, 2036. We note, however, that the analysis set forth above assumes no material changes in the relevant tax law. We are not able to predict the specific effect of such future tax legislation on this analysis.
If LD Holdings does not have taxable income, loanDepot, Inc. generally is not required to make payments under the tax receivable agreement for that taxable year because no benefit actually will have been realized. Nevertheless, any tax benefits that do not result in realized benefits in a given tax year likely will generate tax attributes that may be utilized to generate benefits in previous or future tax years and the utilization of such tax attributes will result in payments under the tax receivable agreement. We expect that the payments that we may make under the tax receivable agreement will be substantial. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, (a) the payments under the tax receivable agreement exceed the actual benefits we realize in respect of the tax attributes subject to the tax receivable agreement and/or (b) distributions to loanDepot, Inc. by LD Holdings are not sufficient to permit loanDepot, Inc. to make payments under the tax receivable agreement after it has paid its taxes and other obligations. loanDepot, Inc.’s obligations pursuant to the tax receivable agreement will rank pari passu with its other general trade credit obligations. The payments under the tax receivable agreement are not conditioned upon any recipient’s continued ownership of us or LD Holdings. The Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing Members will receive payments under the tax receivable agreement until such time that they validly assign or otherwise transfer their rights to receive such payments.
The effects of the tax receivable agreement on our consolidated balance sheet upon purchase or exchange of Holdco Units are as follows:
•
we will record an increase in deferred tax assets for the estimated income tax effects of the increase in the tax basis of the assets owned by loanDepot, Inc. based on enacted federal, state and local income tax rates at the date of the exchange or purchase. To the extent we estimate that we will not realize the full benefit represented by the deferred tax asset, based on an analysis of expected future earnings, we will reduce the deferred tax asset with a valuation allowance;

•
we will record an increase in liabilities for 85% of the estimated realizable tax benefit resulting from (i) the increase in the tax basis of the purchased or exchanged interests as noted above and (ii) certain other tax benefits subject to the tax receivable agreement; and

•
we will record an increase to additional paid-in capital in an amount equal to the difference between the increase in deferred tax assets and the increase in liability due to the Parthenon Stockholders and certain of the Continuing Members under the tax receivable agreement. The amounts to be recorded for both the deferred tax assets and the liability for our obligations under

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Governance
the tax receivable agreement have been estimated. All of the effects of changes in any of our estimates after the date of the exchange or purchase will be included in our net income. Similarly, the effect of subsequent changes in the enacted tax rates will be included in net income.
Payments under the tax receivable agreement will be based on the tax reporting positions that we determine in accordance with the tax receivable agreement. Although we do not currently anticipate that the IRS would have a basis for a successful challenge with respect to a tax basis increase, we will not be reimbursed for any payments previously made under the tax receivable agreement if the IRS subsequently disallows part or all of the tax benefits that gave rise to such prior payments, although future payments under the tax receivable agreement will be reduced on account of such disallowances. As a result, in certain circumstances, payments could be made under the tax receivable agreement that are significantly in excess of the benefits that we actually realize in respect of (a) the increases in tax basis resulting from our purchases or exchanges of Holdco Units (b) any incremental tax basis adjustments attributable to payments made pursuant to the tax receivable agreement and (c) any deemed interest deductions arising from our payments under the tax receivable agreement. Decisions made by the Parthenon Stockholders and the Continuing Members in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that we are required to make under the tax receivable agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the tax receivable agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase the Parthenon Stockholders’ and the Continuing Members’ tax liability without giving rise to any obligations to make payments under the tax receivable agreement. Payments generally are due under the tax receivable agreement within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, although interest on such payments will begin to accrue at a rate of LIBOR (or, in the absence of LIBOR, the Secured Overnight Financing Rate) plus 500 basis points from the due date (without extensions) of such tax return.
Additionally the tax receivable agreement provides that (1) in the event that we materially breach any of our material obligations under the agreement, whether as a result of failure to make any payment, failure to honor any other material obligation required thereunder or by operation of law as a result of the rejection of the agreements in a bankruptcy or otherwise, (2) if, at any time, we elect an early termination of the agreement, or (3) upon a change of control of the Company, our (or our successor’s) obligations under the agreements (with respect to all Holdco Units, whether or not such units have been exchanged or acquired before or after such election) would accelerate and become payable in a lump sum amount equal to the present value of the anticipated future tax benefits calculated based on certain assumptions. These assumptions will include the assumptions that (i) we (or our successor) will have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits subject to the tax receivable agreement, (ii) we (or our successor) will utilize any loss carryovers generated by the increased tax deductions as quickly as allowable by law, and (iii) LD Holdings and its subsidiaries will sell certain nonamortizable assets (and realize certain related tax benefits) no later than a specified date. As a result of the foregoing, if we materially breach a material obligation under the agreement, experience a change of control, or if we elect to terminate the agreement early, we would be required to make an immediate lump sum payment equal to the present value of the anticipated future tax savings, which payment may be made significantly in advance of the actual
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Governance
realization of such future tax savings. In these situations, our obligations under the tax receivable agreement could have a substantial negative impact on our liquidity. There can be no assurance that we will be able to fund or finance our obligations under the tax receivable agreement.
Additionally, the obligation to make tax receivable payments based on these assumptions upon a change of control may deter potential acquirors, which could negatively affect our stockholders’ potential returns.
Limited Liability Company Agreement of LD Holdings
loanDepot, Inc. holds a significant equity interest in LD Holdings and is entitled to appoint the board of managers of LD Holdings. Accordingly, loanDepot, Inc. operates and controls all of the business and affairs of LD Holdings and, through LD Holdings and its operating entity subsidiaries, conducts our business.
The LD Holdings LLC Agreement provides for Holdco Units. Under the Holdings LLC Agreement, the board of managers of LD Holdings has the right to determine when distributions (other than tax distributions) will be made to unitholders of LD Holdings and the amount of any such distributions. If a distribution with respect to Holdco Units is authorized, such distribution will be made to the holders of Holdco Units pro rata based on their holdings of Holdco Units.
The holders of Holdco Units, including loanDepot, Inc., will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of LD Holdings. Net profits and net losses of LD Holdings will generally be allocated to the holders of Holdco Units (including loanDepot, Inc.) pro rata in accordance with their respective share of the net profits and net losses of LD Holdings. The Holdings LLC Agreement will provide for cash distributions, which we refer to as “tax distributions,” based on certain assumptions, to the holders of Holdco Units (including loanDepot, Inc.) pro rata based on their Holdco Units. Generally, these tax distributions to holders of Holdco Units will be an amount equal to our estimate of the taxable income of LD Holdings, net of taxable losses, allocable per Holdco Unit multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation resident in California (based on the character and source of the taxable income actually recognized). However, because tax distributions will be determined based on the holder of Holdco Units who is allocated the largest amount of taxable income on a per unit basis, LD Holdings may be required to make tax distributions that, in the aggregate, may exceed the amount of taxes that LD Holdings would have paid if it were taxed on its net income at the assumed rate. Any distributions will be subject to available cash and applicable law.
In addition, in certain circumstances, to the extent that tax distributions made to loanDepot, Inc. exceed the actual tax liability to which loanDepot, Inc. is subject from time to time, such “excess” tax distributions will be contributed to and used by LD Holdings and its operating entity subsidiaries for working capital, liquidity and other operating needs.
Under the Holdings LLC Agreement, the Continuing Members (or certain permitted transferees thereof) will have the right, subject to the terms of the Holdings LLC Agreement, to exchange their Holdco Units (together with a corresponding number of shares of Class B common stock or Class C common stock, as applicable) for cash or shares of our Class A common stock on a one-for-one basis (at our election), subject to customary conversion rate adjustments for stock splits, stock dividends, reclassifications and other similar transactions. The Holdings LLC Agreement will provide that as a general matter a Continuing LLC Member will not have the right to exchange Holdco Units if we determine that such
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Governance
exchange would be prohibited by law or regulation or would violate other agreements with us to which the Continuing LLC Member may be subject. We may impose additional restrictions on exchange that we determine to be necessary or advisable so that LD Holdings is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a Continuing LLC Member exchanges Holdco Units for shares of Class A common stock, the number of Holdco Units held by loanDepot, Inc. is correspondingly increased as it acquires the exchanged Holdco Units, and a corresponding number of shares of Class B common stock or Class C common stock, as applicable, are cancelled.
Indemnification Agreements
We intend to enter into indemnification agreements with each of our current directors and executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.
Aircraft and Boat Arrangements with North American Charters and JLSSAA LLC
The Company charters a private aircraft and a boat owned by Sky North American Charters, Inc. (“NA Charters”) and JLSSAA LLC (“JLSSAA”), companies controlled by the Company’s Executive Chairman, which from time-to-time also leases the boat to third parties unaffiliated with us. The Company uses the charter services mainly for the purposes of business travel for our executive officers and directors. The Company incurred expenses to NA Charters and JLSSAA of $0.2 million, and $0, for the years ended December 31, 2020, 2019 and 2018 respectively. These charges included only allocated costs based on business usage. Our Executive Chairman pays for all unallocated expenses and any expenses related to his personal travel or mixed-use travel (travel in which a non-business passenger is also on the aircraft or boat).
Other Related Party Transactions
The Company paid management fees of $0.2 million and $1.0 million to an affiliate of Parthenon Capital Partners during the years ended December 31, 2021 and 2020 respectively. The Company also employed certain employees that provided services to Anthony Hsieh whose salaries totaled $0.4 million and $0.2 million for the year ended December 31, 2021 and 2020, respectively.
Blocker Tax Refund
In connection with the merger of a previous holding entity, LD Investment Holdings, Inc. (“Parthenon Blocker”), with loanDepot, Inc. as part of loanDepot’s reorganization concurrent with its initial public offering on February 11, 2021, the Company agreed to pay affiliates of Parthenon Capital, who owned the stock of Parthenon Blocker, certain tax refunds to Parthenon Blocker, which are expected to consist of up to $3.5 million of excess federal and state income tax payments previously paid by Parthenon Blocker. The Company paid $2.1 million for the year ended December 31, 2021.
Board Risk Oversight
Given today’s ever-changing landscape, a structured, conscientious approach to risk management is more important than ever for our Company. Our Board, both directly and through its committees, reviews and oversees our risk management program (the “Risk Management Program”), which is an enterprise-
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Governance
wide program designed to enable effective and efficient identification of, and management visibility into, critical enterprise risks and to facilitate the incorporation of risk considerations into decision making across the Company. In particular, the Risk Management Program:
•	defines risk management roles and responsibilities;
•	brings together senior management to discuss important risks; and
•	facilitates appropriate risk mitigation strategies at the Board, committee, and management levels.
The Risk Management Program enables a holistic view on our enterprise risks and is facilitated through targeted risk assessments, and incorporation of relevant risk perspectives from other internal areas including Internal Audit, Accounting, information Technology, Cybersecurity, Human Resources, and Legal to name a few. Our decentralized risk model allows for input from all areas of loanDepot to provide input into day-to-day risk management activities and assist with the day-to-day monitoring, evaluating and reporting of each area’s respective risks. Management is then able to make informed decisions with a view on potential areas of risk exposure and to mitigate and report on important activities.
Throughout the year, the Board oversees its committees’ ongoing risk oversight activities, and the Audit Committee escalates issues relating to risk oversight to the full Board, in a continuous effort to keep the Board adequately informed of developments that could affect the Company’s risk profile or other aspects of our business. The Board also considers specific risk topics in connection with strategic planning and other matters.
Enterprise Risk Management
loanDepot has a decentralized risk management program, which includes a variety of legacy programs, including Cybersecurity Risk, Legal and Compliance Risk and Credit Risks. In 2021, loanDepot hired a Chief Risk Officer to oversee an enterprise-wide Risk Management Program, including development of an enterprise risk management framework and an executive risk management committee.
Cybersecurity Risk Management
loanDepot operates a complex and large IT infrastructure that is critical in maintaining our ongoing operations in addition to a significant R&D footprint including labs, build and test systems, and supporting infrastructure which all have varying levels of risk exposures. We have a Chief Information Security Officer (“CISO”) who oversees the back office security, inclusive of the corporate IT environment and security standards that are used as a framework for the management of security across loanDepot. Our CISO is also responsible for developing and administering our corporate security training and sponsoring our policy and standards. Our cybersecurity plan is reviewed annually and the Board, Audit Committee, and senior management oversee our cybersecurity program, receiving regular updates directly from our CISO, management, and loanDepot product security experts from various business and operational areas.
33

Executive Compensation
As a smaller reporting company, this section discussing the material elements of compensation awarded to, earned by or paid to our principal executive officer and our two next most highly compensated executive officers. These individuals are referred to as the “named executive officers.”
Summary Compensation Table
The following table sets forth certain information with respect to compensation of our named executive officers for the fiscal years ended December 31, 2021 and December 31, 2020.
Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation	All Other Compensation(4)	Total
Anthony Hsieh(5) Executive Chairman; Former Chief Executive Officer	2021	$801,539	$2,152,000	$28,023,775	$—	$—	$30,977,314
	2020	408,994	42,500,000	—	7,500,000	27,975	50,436,969
Jeff Walsh EVP, Chief Revenue Officer	2021	715,385	1,500,000	4,899,863	—	8,700	7,123,948
	2020	601,437	9,000,000	2,843,699	6,000,000	9,025	18,454,161
Jeff DerGurahian EVP, Capital Markets	2021	568,846	900,000	4,384,088	—	8,019	5,860,953
	2020	450,001	12,600,000	797,806	2,400,000	2,639	16,250,446
(1)	The amounts reported in this column include salary paid to the executive along with income related to cash out of any floating holidays or accrued vacation during the year.
(2)	The amounts reported in this column reflect discretionary bonuses for 2021, as described below under “Narrative Disclosure to Summary Compensation Table—2021 Annual Bonuses.”
(3)
The amounts reported in this column reflect the aggregate dollar amounts recognized for restricted stock units (“RSUs”) and Incentive Units for financial statement reporting purposes for each respective fiscal year (disregarding any estimate of forfeitures related to service-based vesting conditions) in accordance with FASB ASC 718. The amounts reported for RSUs granted during fiscal 2021 were calculated based on the closing price of LDI Class A Shares on the date of grant of $26.45. These amounts do not reflect the actual economic value that may be realized by our named executive officer. See note 19 to our audited consolidated financial statements included in our Annual Report on Form 10-K. The amounts included in that column include the following:

Name	Year	RSUs (#)	RSUs ($)	Incentive Units (#)(a)	Incentive Units ($)
Anthony Hsieh	2021	1,059,500	$ 28,023,775	—	$—
	2020	—	—	—	—
Jeff Walsh	2021	185,250	4,899,863	—	101,031
	2020	—	—	5,989,575	2,843,699
Jeff DerGurahian	2021	165,750	4,384,088	—	—
	2020	—	—	1,598,390	797,806
(a)	These Incentive Units are presented on an as converted basis, as described below under “Narrative Disclosure to Summary Compensation Table —Historical Incentive Unit Awards.”
(4)	For 2021, this column includes 401(k) Plan matching contributions for eligible employees.
(5)
Mr. Hsieh does not receive any additional compensation for his service on the Board. On April 27, 2022, Mr. Hsieh transitioned to serve as Executive Chairman of the Company and was succeeded as Chief Executive Officer by Frank Martell.

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Executive Compensation
Narrative Disclosure to Summary Compensation Table
Employment Agreements with Named Executive Officers
In connection with and prior to the closing of the initial public offering, we entered into employment agreements with our named executive officers. The material terms of these employment agreements are summarized below and are qualified by reference to the actual text of the agreements.
The employment agreements with our named executive officers provide for initial three-year terms and automatically renew for successive one-year periods unless either party provides written notice at least 60 days prior to the end of the applicable renewable period. The employment agreements provide for at-will employment, meaning that either party may terminate the employment agreements and their employment thereunder at any time, for any reason or no reason. The employment agreements provide for base salary, an annual performance bonus with a target bonus based on a percentage of the named executive officer’s base salary, standard benefits, and eligibility to participate in our equity incentive plans. Amounts paid under the performance bonus are to be determined by our Board of Directors (or a committee thereof) in its sole discretion, and payment is contingent on our named executive officer’s continued employment through the bonus payment date. The employment agreements subject each named executive officer to customary confidentiality, non-competition, non-solicitation and non-disparagement covenants.
Under the terms of the employment agreements, our named executive officers received the following base salaries and target annual bonuses for the 2021 fiscal year: a base salary of $850,000 and bonus target of 250% for Mr. Hsieh; a base salary of $750,000 and bonus target of 200% for Mr. Walsh; and a base salary of $600,000 and bonus target of 150% for Mr. DerGurahian.
In connection with Mr. Hsieh’s appointment as Executive Chairman, we entered into an amended and restated executive employment agreement with Mr. Hsieh, as described under “Additional Narrative Disclosure—Amended and Restated Employment Agreement with Mr. Hsieh” below on page 38.
2021 Annual Bonuses
Following the end of the 2021 fiscal year, our Board determined to pay each named executive officer an annual bonus for 2021 based on the bonus target set forth under their respective employment agreements, as described above.
2021 IPO Equity Incentive Grants
In connection with the initial public offering and previous bonus discussions with Messrs. Hsieh and Walsh, we granted equity awards in the form of fully vested restricted stock units (“RSUs”) to Messrs. Hsieh and Walsh under our 2021 Omnibus Incentive Plan (the “2021 Plan”), which settled on the first business day following the six-month anniversary of the initial public offering. The grants to Messrs. Hsieh, Walsh and DerGurahian were as follows: 1,059,500 RSUs to Mr. Hsieh, 185,250 RSUs to Mr. Walsh and 165,750 to Mr. DerGurahian.
Historical Incentive Unit Awards
Prior to the initial public offering, we granted incentive units that were intended to constitute “profits interests” for U.S. federal income tax purposes, and represent the right to share in any increase in the equity value of the company that exceeds a specified threshold (collectively, the “Incentive Units”). The Incentive Units were originally granted as Class X Units of loanDepot.com, LLC (“LDLLC”) and Class V
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Executive Compensation
Units of LDLLC (collectively, the “Historical Incentive Units”). Following the 2018 restructuring of the Company, pursuant to which LD Holdings became the principal owner of LDLLC, all of the Historical Incentive Units were exchanged for substantially similar equity of LD Holdings (“LD Holdings Incentive Units”), and Incentive Units granted after January 1, 2019 were LD Holdings Incentive Units.
As part of the Reorganization Transactions, the LD Holdings Incentive Units were equitably adjusted and replaced with the single new class of Holdco Units held by the Trilogy Entities and immediately after such conversion was affected, each holder of the LD Holdings Incentive Units exchanged on a one-for-one basis such LD Holdings Incentive Units for TMI Units. For more information about the Reorganization Transaction and exchange rights of the TMI Units, please refer to “Reorganization Transactions” on page 26 and “Stock Ownership Information of Certain Beneficial Owners and Management” on page 21.
The following is a summary of the material terms of the remaining unvested TMI Units held by each of our named executive officers:
The units originally granted on June 5, 2020 to Messrs. DerGurahian and Walsh are subject to the following vesting schedule: (i) 20% of TMI Units vested on May 1, 2021, and (ii) 1.667% of the TMI Units vest on the last day of each calendar month commencing on the first full calendar month following May 1, 2021 such that 100% of the TMI Units will be vested on May 1, 2025, subject to the named executive officer’s continued employment through each vesting date.
Outstanding Equity Awards At 2021 Fiscal Year End
The following table sets forth certain information with respect to outstanding Incentive Units held by our named executive officers as of December 31, 2021.
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Anthony Hsieh	—	$—
Jeff Walsh
TMI Units	728,133(1)	3,495,038(2)
Jeff DerGurahian
TMI Units	1,092,197(1)	5,242,546(2)
(1)
Represents unvested TMI Units originally granted in 2020 that are subject to the vesting conditions set forth above in the section titled “Narrative Disclosure to Summary Compensation Table — Historical Incentive Unit Awards.”

(2)	Represents the market value of unvested TMI Units as of December 31, 2021, determined based on the closing price of an LDI Class A Share on December 31, 2021 of $4.80.
Additional Narrative Disclosure
Retirement Benefits
Our named executive officers did not participate in or have account balances in qualified or nonqualified defined benefit plans, nonqualified defined contributions plans or other nonqualified deferred compensation plans maintained by us. Our named executive officers do participate in our 401(k) plan with matching contributions on the same basis as other eligible employees.
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Executive Compensation
Potential Payments Upon a Termination or Change in Control
Severance Benefits under the Executive Employment Agreements
In the event Mr. Hsieh’s employment is terminated by the Company without “cause” or by Mr. Hsieh for “good reason” not in connection with a “change in control” (each as defined in the employment agreements), Mr. Hsieh will be entitled to, subject to their execution and non-revocation of a release of claims, (i) a lump sum payment equal to 24 months of base salary, (ii) a pro-rata annual bonus based on the actual achievement of the performance objectives for the fiscal year in which termination occurs, (iii) the earned, but unpaid portion of annual bonus for the prior fiscal year (if applicable) and (iv) the payment or reimbursement of healthcare premiums through the earlier of (A) 24 months following Mr. Hsieh’s date of termination and (B) the date Mr. Hsieh becomes eligible for another healthcare plan.
If Mr. Hsieh’s employment is terminated by the Company without “cause” or by Mr. Hsieh for “good reason” during the period beginning 3 months prior to a change in control and ending 12 months after a change in control, then Mr. Hsieh will be entitled to (i) a lump sum payment equal to 3x the sum of Mr. Hsieh’s base salary plus target bonus (ii) the payment or the reimbursement of healthcare premiums through the earlier of (A) 36 months following Mr. Hsieh’s date of termination and (B) the date Mr. Hsieh becomes eligible for another healthcare plan, and (iii) the full accelerated vesting of any unvested equity awards held by Mr. Hsieh, with any performance-based vesting criteria being deemed earned at the greater of target or actual performance through the date of the change in control.
In the event Messrs. Walsh’s or DerGurahian’s employment is terminated by the Company without “cause” or by the named executive officer for “good reason” not in connection with a “change in control” (each as defined in the employment agreements), each named executive officer will be entitled to, subject to their execution and non-revocation of a release of claims, (i) a lump sum payment equal to 12 months of the named executive officer’s base salary and (ii) the payment or reimbursement of healthcare premiums through the earlier of (A) 12 months following the named executive officer’s date of termination and (B) the date the named executive officer becomes eligible for another healthcare plan.
If Messrs. Walsh’s or DerGurahian’s employment is terminated by the Company without “cause” or by the named executive officer for “good reason” during the period beginning 3 months prior to a change in control and ending 12 months after a change in control, then the same severance benefits will apply, except that (i) the lump sum payment will instead be equal to 1.5x the named executive officer’s base salary and target bonus, (ii) the named executive officer will be entitled to a pro-rata annual bonus based on the actual achievement of the performance objectives for the fiscal year in which termination occurs, (iii) the named executive officer will be entitled to the earned, but unpaid portion of annual bonus for the prior fiscal year (if applicable) (iv) the healthcare premiums will instead be through the earlier of (A) 18 months following the named executive officer’s date of termination and (B) the date the named executive officer becomes eligible for another healthcare plan, and (v) any unvested equity awards held by the named executive officer shall immediately vest, with any performance-based vesting criteria being deemed earned at the greater of target or actual performance through the date of the change in control.
In the event any payment provided to any of our named executive officers would implicate Section 280G of the Code, the named executive officer would receive either (i) payment of the full amounts to which the named executive officer is entitled or (ii) payment of such lesser amount that does not trigger excise taxes under Section 280G of the Code, whichever results in the named executive officer receiving a higher amount after taking into account all federal, state and local income, excise and employment taxes.
37

Executive Compensation
Incentive Units
If a named executive officer’s employment with the Company is terminated for any reason (other than in connection with a sale of the Company), all unvested TMI Units will be forfeited. If the named executive officer is terminated for “cause” (as defined in each respective grant agreement), both vested and unvested TMI Units will be forfeited. In the event of the named executive officer’s termination of employment, we will have the option to purchase some or all of the named executive officer’s vested TMI Units for the fair market value of such TMI Units on the repurchase date.
Upon a sale of the Company, any outstanding and unvested TMI Units will accelerate and vest provided that the named executive officer remains continuously employed through the date of such sale.
Amended and Restated Employment Agreement with Mr. Hsieh
In connection with Mr. Hsieh’s appointment as Executive Chairman, we entered into an amended and restated executive employment agreement with Mr. Hsieh. The amended and restated employment agreement provides for an initial annual base salary of $850,000 for the remainder of 2022 and $350,000 for 2023 and subsequent years. Under the terms of the amended and restated employment agreement, Mr. Hsieh is also (i) eligible to receive an annual bonus targeted at 250% of his base salary for calendar year 2022, with a maximum payout of 300% of target for calendar year 2022, subject to the determination of the Compensation Committee in its sole discretion, (ii) eligible to receive equity incentive grants as determined by our Board of Directors (or a committee thereof) in its sole discretion, and (iii) entitled to the benefits and compensation practices that may be in effect from time to time and are provided by the Company to its executive employees generally, as well as any additional benefits provided to Mr. Hsieh consistent with past practice. For 2023 and subsequent years, the annual target bonus shall be 100% of his base salary with a maximum payout of 200% of target for such year.
The remaining terms of the amended and restated employment agreement are substantially the same as those applicable to Mr. Hsieh’s prior employment agreement, as described under “Additional Narrative Disclosure—Potential Payments Upon a Termination or Change in Control—Severance Benefits under the Executive Employment Agreements” above on page 37.
Equity Compensation Plan Information
The following table sets forth information about LDI Class A Shares that may be issued under equity compensation plans as of December 31, 2021. Our only equity compensation plan as of December 31, 2021 was the 2021 Plan.
Name	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2) (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3) (c)
Equity Compensation Plans Approved by Security Holders	1,765,763	—	13,808,248
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	1,765,763		13,808,248
(1)	This reflects outstanding RSUs as of December 31, 2021. Each RSU represents the right to receive one LDI Class A Share.
(2)	RSUs reflected in column (a) are not reflected in this column as they do not have an exercise price.
(3)	This column reflects the total LDI Class A Shares remaining available for issuance under the 2021 Plan as of December 31, 2021.
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Audit Review
Audit Review
Principal Accounting Fees and Services
The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholders are being asked to ratify the appointment of EY at the Annual Meeting pursuant to Proposal No. 2. Representatives of EY are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.
Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent auditor is not required by law or our bylaws. However, we are seeking stockholder ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the selection of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Fees Incurred for Ernst & Young LLP
The following table shows the fees paid or accrued by loanDepot for fiscal 2020 and 2021.
	2021	2020
Audit fees	$2,519,178	$2,371,234
Audit-related fees	345,000	—
Tax Fees	2,424,725	1,115,353
All Other Fees	—	—
Total	5,288,903	3,486,587
Audit Fees
Audit fees consist of fees billed to the Company and its consolidated subsidiaries by Ernst & Young LLP for the audits of the Company’s annual consolidated financial statements, reviews of the Company’s consolidated interim financial statements, and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.
Audit Related Fees
All other fees consist of fees billed to the Company and its consolidated subsidiaries by Ernst & Young LLP for permissible advisory services related to the Company’s servicing and securitization transactions.
Tax Fees
Tax fees consist of fees billed to the Company and its consolidated subsidiaries by Ernst & Young LLP for professional services rendered by Ernst & Young LLP for corporate tax compliance, planning and advisory services. Tax compliance fees totaled $1.8 million and $820,000 for 2021 and 2020, respectively. Tax planning and advisory fees totaled $633,000 and $295,000 for 2021 and 2020, respectively.
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Audit Review
All Other Fees
All other fees consist of fees billed to the Company and its consolidated subsidiaries by Ernst & Young LLP for permissible advisory services related to the Company’s securitization transactions.
In accordance with its written charter, the Audit Committee is responsible for the pre-approval of all audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee approved all of the fees above.
Audit Committee Overview
Selection and Oversight of External Auditor
The Audit Committee appoints, compensates, oversees, and manages loanDepot’s relationship with its independent registered public accounting firm, which reports directly to the Audit Committee.
EY has served as loanDepot’s independent registered public accounting firm since our inception in February 2021. In selecting loanDepot’s independent registered public accounting firm, the Audit Committee assesses the firm’s qualifications and performance; the quality and candor of their communications with the Audit Committee and the Company; their independence; their objectivity and professionalism; the benefits of audit firm or lead partner rotations; and the comprehensiveness of evaluations of internal controls. Each year, the Audit Committee considers the relative costs, benefits, challenges, and other potential impacts of selecting a different independent public accounting firm.
In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead audit partners, the Audit Committee requires a regular rotation of the lead audit partner at the Company’s independent auditor and consideration of the regular rotation of the accounting firm serving as loanDepot’s independent auditor. The process for consideration and selection of loanDepot’s lead audit partner pursuant to this rotation policy involves a comprehensive review process in which management and the chair of the Audit Committee participate. In reviewing and approving audit and non-audit service fees, the Audit Committee considers several factors, including the scope and quality of work, as well as an assessment of the impact on auditor independence of non-audit fees and services. In addition, the Audit Committee leverages a competitive negotiation process conducted with the assistance of management, which considers audit fee market trends and audit complexity drivers. This process has helped to achieve cost reductions for audit and audit-related services. Throughout the fiscal year, the Audit Committee is given regular updates regarding audit related and non-audit related fees.
Committee Meetings
The Audit Committee fulfills its duties through a series of regularly-scheduled meetings, including dedicated meetings to review quarterly earnings releases and financial filings with the SEC, and regular communications with management on material risk oversight matters. At least four Audit Committee meetings are held each year. During fiscal 2021, the Audit Committee met a total of seven (7) times. The Audit Committee reviews and discusses a number of different topics and items of business in meetings including, but not limited to, crisis management and function-specific risk reviews, internal audit matters, Sarbanes-Oxley 404 plan matters, ethics and compliance updates, litigation updates, earnings releases, SEC filings, and auditor updates.
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Audit Review
Management, internal audit, and EY are invited to attend meetings and present on these topics as well as internal and external audit plans and budget forecasts. The Audit Committee regularly meets in separate executive sessions at which only Audit Committee members are present and in separate private sessions with each of management, internal auditors, and the independent registered public accounting firm. During fiscal 2021, the Audit Committee held four (4) executive sessions.
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Audit Review
Report of the Audit Committee of the Board of Directors
Our management is primarily responsible for loanDepot’s internal control and financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of loanDepot’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of loanDepot’s internal control over financial reporting. The Audit Committee monitors loanDepot’s financial reporting process and reports to the Board on its findings. In this context, the Audit Committee hereby reports as follows:
1.	The Audit Committee has reviewed and discussed the audited financial statements with loanDepot’s management.
2.
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.
The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in loanDepot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
John Dorman (Chair)
Dawn Lepore
Pamela Patenaude
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Proposals
Proposals
Proposal No. 1: Election of Class I Directors
On the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the persons named below for election as Class I directors this year, each to serve for a three-year term or until the director’s successor is elected and qualified or until their earlier resignation, death, retirement, disqualification or removal.
Director Nominee Experience and Qualifications
The Board annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements, and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience, and backgrounds to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board membership criteria described below.
Although the Board uses the criteria described in “Identifying and Evaluating Candidates for Directors” starting on page 7 to evaluate potential nominees, it has no stated minimum criteria for nominees. The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. All the nominees have indicated to us that they will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holder, Peter MacDonald, will vote for a nominee or nominees designated by the Board or the Board may decrease the size of the Board. There are no family relationships among our executive officers and directors.
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Proposals
Class I Director Nominees
The following provides a snapshot of the diversity, skills, and experience of our directors who are standing for election at the Annual Meeting, followed by summary information about each individual nominee.
Dawn Lepore Independent Director
Age: 67
Public Directorships:
Accolade, Inc.
RealNetworks, Inc.
Committee Memberships:
Nominating and Corporate Governance (Chair);
Compensation (Chair);
Audit
Director Since: February 2021
Skills and Qualifications:
Executive Leadership
Public Company Governance
Financial and Audit
Technology and Innovation
Risk and Compliance
Entrepreneurial Development and Strategy
Human Resource Management
Social

Dawn Lepore has served as a director of the Company or its affiliate, loanDepot.com, LLC, since July 2015. Ms. Lepore previously served as Interim Chief Executive Officer of Prosper Marketplace, Inc., an online peer-to-peer lending platform, from March 2012 to January 2013, and as Chair and Chief Executive Officer of drugstore.com, inc., an online retailer of health and beauty care products, from October 2004 until its sale to Walgreen Co. in June 2011. Prior to joining drugstore.com, Ms. Lepore held various leadership positions during her 21 years with The Charles Schwab Company, an investment services firm that provides brokerage, banking and investment-related services to consumers and businesses. Ms. Lepore previously served on the boards of directors of Coupons.com, AOL Inc., The TJX Companies, Inc., eBay Inc., The New York Times Company, drugstore.com, inc. and Wal-Mart Stores Inc. Ms. Lepore earned a B.A. from Smith College. Ms. Lepore’s extensive operational background and experience as an executive and director at a diverse range of online consumer, internet technology and retail companies qualify her to serve as a member of our Board of Directors.

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Proposals
John Lee Non-Independent Director
Age: 53
Public Directorships: None
Committee Memberships: Compensation and Nominating and Corporate Governance
Director Since: April 2022
Skills and Qualifications:
Executive Leadership
Financial and Audit
Technology and Innovation
Risk and Compliance
Entrepreneurial Development and Strategy
Human Resource Management

John Lee has served as a director of the Company since April 2022. Previously, Mr. Lee has served as the Company’s Chief Analytics Officer, leading financial modeling and analytics across all lending channels, between July 2014 and March 2021. Prior to that, Mr. Lee was loanDepot’s first Chief Financial Officer, serving between September 2009 and July 2014.

Prior to loanDepot, Mr. Lee served in a variety of financial capacities for key lending firms. From June 2007 to September 2009, Mr. Lee served as Chief Financial Officer at Grander Inc., where he directed the company’s financial operations in addition to managing corporate development and acquisition activities. From September 2002 to May 2007, Mr. Lee held the role of Executive Vice President and Chief Financial Officer at Home Loan Center (later to become LendingTree). From 1998 to 2001, Mr. Lee managed the west coast office of CIBC World Markets (CIBC Oppenheimer) as director – Investment Banking, Financial Institutions Group (FIG), where he oversaw e-financial services, mortgage banking, specialty finance and community banking, and advised both public and private companies on merger and acquisitions and private equity. From 1995 to 1998, Mr. Lee managed mergers and acquisitions and joint venture and affinity deal analysis as Vice President, Corporate Development and M&A at Countrywide Home Loans. Mr. Lee holds a Bachelor of Arts in Economics from the University of Rochester in New York with a certificate of Management in Accounting & Finance from the university’s Simon School of Business. He also holds a Masters of Business Administration in Finance from Ohio State University where he was recognized as a Weidler Scholar and Beta Gamma Sigma honors graduate. Mr. Lee’s extensive knowledge of our business and leadership experience qualify him to serve as a member of our Board of Directors.

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Proposals
Frank Martell Non-Independent Director and President and CEO
Age: 62
Public Directorships:
Compass, Inc.
Committee Memberships:
Director Since: April 2022
Skills and Qualifications:
Executive Leadership
Public Company Governance
Financial and Audit
Technology and Innovation
Risk and Compliance
Entrepreneurial Development and Strategy
Human Resource Management

Frank Martell has served as a director of the Company and its President and CEO since April 2022. From March 2017 to January 2022, Mr. Martell served as President and Chief Executive Officer of CoreLogic, Inc. a global property information, analytics and data-enabled solutions provider. Prior to that, he served as CoreLogic’s Chief Financial Officer from August 2011 to April 2016 and Chief Operating Officer from July 2014 to March 2017. Before joining CoreLogic, Mr. Martell served as the President and Chief Executive Officer of the Western Institutional Review Board from 2010 to 2011, a leading provider of review, approval and oversight for clinical research studies involving human subjects, and before that as Chief Financial Officer of Information Services Group, Inc. from 2007 to 2009 and Advantage Solutions from 2009 to 2010. From 1996 to 2006, Mr. Martell held various leadership positions at ACNielsen Corporation, including President of Asia Pacific and Emerging Markets, Executive Vice President of the Marketing Information Group, and Chief Operating Officer of ACNielsen and president of Europe, Middle East and Africa. Mr. Martell spent the initial 15 years of his business career in a variety of financial leadership roles at General Electric. Mr. Martell currently serves on the board of Bank of the West, a wholly-owned subsidiary of BNP Paribas. Mr. Martell also serves on the board of Operation HOPE, a provider of financial literacy empowerment for youth and financial capability for communities, and on the national board of Marine Corps Scholarship Foundation (MCSF), the largest and oldest group supporting the education of the sons and daughters of active and prior service Marines. Mr. Martell’s extensive operational background and experience as an executive and director at various companies qualify him to serve as a member of our Board of Directors.

Recommendation of the Board of Directors
Our Board recommends a vote FOR each of Dawn Lepore, John Lee and Frank Martell to be elected as loanDepot, Inc.’s Class I directors.
46

Proposals
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of the Board has appointed, and as a matter of good corporate governance is requesting ratification by the stockholders of the appointment of, Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated and combined financial statements for the fiscal year ending December 31, 2022.
During 2021, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain other audit-related and tax services. See “Principal Accounting Fees and Services” on page 39 and “Report of the Audit Committee of the Board of Directors” on page 42. Representatives of Ernst & Young LLP are expected to participate in the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.
Vote Required
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022 requires the affirmative vote of a majority of the shares of loanDepot common stock present in person or represented by proxy and entitled to be voted at the Annual Meeting. If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm.
Recommendation of the Board of Directors
Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year.
47

Proposals
Proposal No. 3: Vote to Approve the 2022 Employee Stock Purchase Plan
We are requesting that shareholders vote to approve the loanDepot, Inc. 2022 Employee Stock Purchase Plan (the "2022 ESPP"), which our Board of Directors adopted on February 10, 2022. Subject to shareholder approval, 3,000,000 LDI Class A Shares have been reserved for issuance under the 2022 ESPP ("ESPP Share Pool"). The ESPP Share Pool represents approximately 7% of the total number of our LDI Class A Shares outstanding as of March 31, 2022.
The 2022 ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code (the "Code") but also permits us to include our employees, including non-United States employees, in offerings not intended to qualify under Section 423. The purpose of the 2022 ESPP is to provide eligible employees with opportunities to purchase the LDI Class A Shares at a discounted price.
Summary of the 2021 Employee Stock Purchase Plan
The following is a brief summary of the 2022 ESPP. This summary is qualified in its entirety by reference to the full text of the 2022 ESPP, a copy of which is attached as Appendix A to this Proxy Statement. You are urged to read the text of the 2022 ESPP in its entirety.
Purpose
The Board believes that the 2022 ESPP advances the interests of the Company and its shareholders by providing its employees with an opportunity to purchase LDI Class A Shares and is helpful in attracting, retaining and rewarding valued employees. To provide an adequate reserve of shares to permit the Company to offer employees a share purchase opportunity, the Board of Directors has adopted the 2022 ESPP, subject to and effective upon the date of shareholder approval.
The 2022 ESPP includes two components, a 423 Component and a Non-423 Component, each as further described below.
ESPP Share Pool
The number of LDI Class A Shares reserved for issuance under the 2022 ESPP will not exceed 3,000,000 shares.
Offerings
The 2022 ESPP provides eligible employees of the Company with opportunities from time to time to purchase LDI Class A Shares at a discounted price (each an "Offering"). The Company may make one or more Offerings to eligible employees under the 2022 ESPP. The maximum length for an Offering is six months (a "Plan Period"), during which the Company may withhold via payroll deduction the amount (not exceeding 10% of such eligible employee's earnings) elected by the eligible employee for purposes of purchasing LDI Class A Shares on each purchase date within the Plan Period. If provided for, payments may also be made by cash or check prior to the applicable purchase date. The terms of separate Offerings need not be identical.
Administration
Unless otherwise determined by the Board of Directors, the 2022 ESPP is administered by the Compensation Committee, which has been provided with the authority to determine how and when purchase rights will be granted and the provisions of each Offering.
48

Proposals
Eligibility
Eligibility to participate in the 2022 ESPP is generally determined for each Plan Period. Employees (including officers) of the Company or of a “parent corporation” or "subsidiary corporation" (as defined in the 2022 ESPP) designated by the Compensation Committee for participation may participate in the 2022 ESPP, provided the employee has been continuously employed for such period as the Compensation Committee may require, but in no event may the required period of continuous employment be equal to or greater than two years. In addition, and subject to applicable law, the Compensation Committee may provide that employees who are customarily employed for 20 hours or less per week or five months or fewer per calendar year are not eligible to participate in the 2022 ESPP. The Compensation Committee may also provide in any Offering that certain employees who are "highly compensated" as defined in the Code are not eligible to participate in the 2022 ESPP.
An employee may not participate in the 2022 ESPP if he or she would then own 5% or more of the voting power or the value of the Company's common shares. If any local laws, applicable to any of our non-United States employees require that participation in the 2022 ESPP be extended to additional classes of employees or otherwise imply different terms or restrictions on their participation, those requirements may be satisfied through separate Offerings under the 2022 ESPP not intended to qualify under the Code, and such separate Offerings will be treated as part of the Non-423 Component of the 2022 ESPP. Employees in certain jurisdictions having unfavorable laws regarding share purchase plans may be excluded from participating in the 2022 ESPP.
As of December 31, 2021, there were approximately 11,307 employees (including executive officers) of the Company who would be eligible to participate in the 2022 ESPP. Non-employee directors and other non-employee service providers are not eligible to participate in the 2022 ESPP.
Purchase Price
The purchase price per share at which LDI Class A Shares are sold in an Offering under the 2022 ESPP may not be less than the lower of (i) 85% of the fair market value of a common share on the first day of the Plan Period or (ii) 85% of the fair market value of a common share on the purchase date. If the scheduled purchase date is not a trading day, the fair market value price will be determined using the immediately preceding trading day.
Payment of Purchase Price; Payroll Deductions
The purchase price of the shares may be accumulated by payroll deductions over the Plan Period. To the extent permitted in the Offering, a participant may increase, reduce or terminate their payroll deductions. All payroll deductions made on behalf of a participant are credited to his or her account under the 2022 ESPP and deposited with the Company's general funds. To the extent permitted in the Offering, a participant may make additional payments into such account. The Compensation Committee may specify a maximum number of LDI Class A Shares an employee may be granted the right to purchase and the maximum aggregate number of LDI Class A Shares that may be purchased pursuant to such Offering by all participants. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the number of LDI Class A Shares remaining available under the 2022 ESPP, or the maximum number of shares that may be purchased on a single purchase date across all Offerings, the Compensation Committee will make a pro rata allocation (based on each participant's accumulated contributions) of available shares. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.
49

Proposals
Withdrawal
Each participant in the 2022 ESPP may elect to participate in an Offering and authorize payroll deductions by completing an enrollment form. The participant may withdraw from a given Offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the 2022 ESPP. Such withdrawal may be elected at any time prior to the end of the applicable Offering, except as otherwise provided in the Offering. Upon any withdrawal from an Offering by the employee, the Company will generally distribute to the employee his or her accumulated but unused payroll deductions without interest, and such employee's rights in the offering will be automatically terminated. An employee's withdrawal from an Offering will not prevent such employee from participating in subsequent Offerings under the 2022 ESPP.
Termination of Employment
A participant's rights under any Offering under the 2022 ESPP will terminate immediately if the participant is no longer actively employed by the Company or a “parent corporation” or "subsidiary corporation" (subject to any post-employment participation period required by law), and the Company will distribute to such individual all of his or her accumulated and unused payroll deductions or unused contributions, without interest.
Restrictions on Transfer
Rights granted under the 2022 ESPP are not transferable except by will, the laws of descent and distribution, or by a beneficiary designation. During the lifetime of the participant, such rights may only be exercised by the participant.
Adjustment Provisions
Upon certain transactions by the Company, such as a merger, consolidation, reorganization, amalgamation, arrangement, recapitalization, reincorporation, share dividend, dividend in property other than cash, share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction, the 2022 ESPP share reserve, the outstanding purchase rights thereunder, and any purchase limits will be appropriately adjusted as to the type, class and maximum number of shares subject thereto.
Effect of Certain Corporate Transactions
In the event of a corporate transaction, (a) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue outstanding purchase rights under the 2022 ESPP or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the corporate transaction) for those outstanding purchase rights, or (b) if any surviving or acquiring corporation (or its parent company) does not assume or continue outstanding purchase rights or does not substitute similar rights for outstanding purchase rights under the 2022 ESPP, then the participants' accumulated contributions will be used to purchase the LDI Class A Shares within 10 business days prior to the corporate transaction under the outstanding purchase rights, and the participants' outstanding purchase rights will terminate immediately after such purchase.
For purposes of the 2022 ESPP, a "corporate transaction" generally means the occurrence, in a single transaction or in a series of related transactions, of the consummation of: (a) a sale of all or substantially all of the assets of the Company and its subsidiaries; (b) a sale or disposition of more than 50% of the Company's outstanding securities; (c) a merger, consolidation, amalgamation, arrangement or similar
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Proposals
transaction in which the Company is not the surviving corporation; or (d) a merger, consolidation, amalgamation, arrangement or similar transaction in which the Company is the surviving corporation but the LDI Class A Shares of the Company are converted into other securities, cash, or other property by virtue of the transaction.
New Plan Benefits
Participation in the 2022 ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the 2022 ESPP. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the 2022 ESPP.
Duration, Amendment and Termination
Because each eligible employee will make his or her own decision whether and to what extent to participate in the 2022 ESPP, it is not possible to determine with specificity the period for which the 2022 ESPP share reserve will be sufficient to cover future purchases of shares.
The Compensation Committee may amend, suspend or terminate the 2022 ESPP at any time. However, except in regard to capitalization adjustments, any amendment to the 2022 ESPP must be approved by the shareholders to the extent shareholder approval is required by applicable law or listing requirements.
Rights granted before amendment, suspension or termination of the 2022 ESPP will not be materially impaired by any amendment, suspension or termination of the 2022 ESPP without consent of the employee to whom such rights were granted, except with the consent of the participant, as necessary to comply with applicable laws, or as necessary to obtain or maintain favorable tax, listing or regulatory treatment.
U.S. Federal Income Tax Consequences
The following generally summarizes certain key United States federal income tax consequences that will arise with respect to participation in the 2022 ESPP and with respect to the sale of LDI Class A Shares acquired under the 2022 ESPP. This summary is based on the tax laws in effect as of the date of this Proxy Statement/Circular. Changes to these laws could alter the tax consequences described below. The following summary is not intended to be a complete summary or legal interpretation, and it does not address consequences other than U.S. federal tax consequences. Eligible employees also might be subject to state or local tax, including tax in jurisdictions outside the U.S., as a result of participating in the 2022 ESPP.
Tax Consequences to Participants
423 Component. Participants do not experience any federal income tax consequences upon enrolling in the 2022 ESPP. Amounts withheld via payroll deduction for purposes of purchasing common shares under the 2022 ESPP are included in the participant's income in accordance with the Company's regular income and payroll tax withholding and reporting procedures. There is no income tax at the time the participant purchases common shares. As a general matter, additional income tax is not realized until the participant sells the LDI Class A Shares acquired under the 2022 ESPP.
A participant may have both ordinary income and capital gain income or both ordinary income and a capital loss upon the sale of LDI Class A Shares that were acquired under the 2022 ESPP. The amount of each type of income and loss will depend on when the participant sells the LDI Class A Shares and the price at which the participant sells the LDI Class A Shares.
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If the participant sells the LDI Class A Shares more than two years after the commencement of the Offering during which the LDI Class A Shares were purchased and more than one year after the date that the participant purchased the LDI Class A Shares, then the participant will have ordinary income equal to the lesser of:
•	15% of the value of the common shares on the day the Offering commenced; and
•	the participant's profit (the excess of the sales proceeds over the purchase price).
Any profits in excess of amounts classified as ordinary income will be taxed as long-term capital gain income. If the participant sells the LDI Class A Shares at a loss (if sales proceeds are less than the purchase price) after satisfying these waiting periods, there is no ordinary income, and the participant will have a long-term capital loss for the difference between the sale price and the purchase price.
If the participant sells the LDI Class A Shares prior to satisfying these waiting periods, including by way of gift, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have ordinary income equal to the value of the LDI Class A Shares on the day he or she purchased the common shares less the purchase price. If the participant's profit exceeds the ordinary income, then the excess profit will be a capital gain. If the participant's profit is less than the ordinary income, then the participant will have a capital loss equal to the value of the LDI Class A Shares on the day he or she purchased the LDI Class A Shares less the sales proceeds. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.
Non-423 Component. Participants do not experience any federal income tax consequences upon enrolling in the 2022 ESPP. Amounts withheld via payroll deduction for purposes of purchasing shares under the 2022 ESPP are included in the participant's income in accordance with the Company's regular income and payroll tax withholding and reporting procedures. A participant will have ordinary income equal to the difference between the purchase price and the fair market value of the shares when the participant purchases shares. This amount will be subject to withholding.
When the participant sells shares, the participant will have a capital gain or loss, depending on whether the sale price is more or less than the fair market value of the shares at purchase. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.
Tax Consequences to the Company
There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has ordinary income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.
Registration with the SEC
If the 2022 ESPP is approved by our shareholders, we intend to file a Registration Statement on Form S-8 relating to the issuance of LDI Class A Shares under the 2022 ESPP with the SEC pursuant to the Securities Act of 1933, as amended.
Recommendation of the Board of Directors
Our Board recommends a vote FOR the approval of the loanDepot, Inc. 2022 Employee Stock Purchase Plan.
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Proposal No. 4: Vote to Approve First Amendment to Our 2021 Omnibus Incentive Plan to Increase the Number of LDI Class A Shares Authorized for Issuance by 10,168,835 Shares
We are requesting that shareholders vote to approve a First Amendment (the “Amendment”) to the loanDepot, Inc. 2021 Omnibus Incentive Plan (the “2021 Plan”, as amended by the Amendment the “Amended Plan”), which our Board of Directors adopted on April 20, 2022. Subject to shareholder approval, the Amendment increases the shares reserved for issuance under the 2021 Plan by 10,168,835 LDI Class A Shares (the “Share Increase”). The Share Increase represents approximately 23% of the total number of our LDI Class A Shares outstanding as of March 31, 2022.
The purpose of the Amended Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. A copy of the Amended Plan is attached to this Proxy Statement/Circular as Appendix B.
Summary of the Amended Plan
The following is a brief summary of the Amended Plan. This summary is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached as Appendix B to this Proxy Statement. You are urged to read the text of the Amended Plan in its entirety.
Administration
The Amended Plan is administered by a committee determined by the Board of Directors, which is currently the Compensation Committee (such committee or the Board of Directors in the absence of such committee, the “Plan Administrator”). The Plan Administrator has authority to grant awards under the Amended Plan, determine the terms and conditions of awards and make all other determinations in connection with the administration of the Amended Plan.
Amended Plan Share Pool
The aggregate number of shares of LDI Class A Shares that may be issued under the Amended Plan will equal 27,147,880 shares (the “Share Pool”), which represents 16,250,000 shares initially reserved for issuance under the 2021 Plan, 729,045 shares added to the initial share pool on January 1, 2022 as a result of the evergreen provision under the 2021 Plan and 10,168,835 newly authorized shares. The Share Pool under the Amended Plan will be increased beginning with the 2023 fiscal year by 2% of the total LDI Class A Shares outstanding on the last day of the immediately preceding fiscal year or a lesser amount determined by our Board of Directors.
In general, if awards under the Amended Plan are cancelled, settled in cash, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Amended Plan. With respect to stock appreciation rights and options, upon settlement, only the number of LDI Class A Shares actually delivered to a participant will count against the aggregate and individual share limitations. If any LDI Class A Shares are withheld to satisfy tax withholding obligations on an award issued under the Amended Plan, the number of such shares withheld will again be available for issuance under the Amended Plan.
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Eligibility
Members of our Board of Directors and employees and consultants of the Company and its affiliates are eligible to participate in the Amended Plan. As of December 31, 2021, there were approximately 11,307 employees (including executive officers), 7 non-employee directors and 9 consultants who would be eligible to participate in the Amended Plan.
Limit on Director Compensation
The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all types of awards granted under the Amended Plan to any individual non-employee director in any fiscal year (excluding any stock dividends payable in respect of outstanding awards), when combined with other compensation received for such year fiscal year in connection with service as a director, may not exceed $600,000 increased to $1,000,000 in the fiscal year of his or her initial service as a non-employee director.
Awards Under the Amended Plan
Stock Options
The Plan Administrator may grant nonqualified stock options to eligible individuals and incentive stock options, or ISOs, only to eligible employees. The Plan Administrator will determine the number of LDI Class A Shares subject to each option, the term of each option, which may not exceed ten years (or five years in the case of an ISO granted to a ten percent stockholder), the exercise price, the vesting schedule, if any, and the other material terms of each option. No ISO or nonqualified stock option may have an exercise price less than the fair market value of a LDI Class A Shares at the time of grant (or 110% of fair market value in the case of an ISO granted to a ten percent stockholder). Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Plan Administrator at grant and the exercisability of such options may be accelerated by the Plan Administrator.
Stock Appreciation Rights
The Plan Administrator may grant stock appreciation rights, or SARs, either with a stock option, which may be exercised only at such times and to the extent the related option is exercisable (a tandem SAR) or independent of a stock option (a non-tandem SAR). An SAR is a right to receive a payment in LDI Class A Shares or cash, as determined by the Plan Administrator, equal in value to the excess of the fair market value of one LDI Class A Share on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The exercise price per share covered by an SAR will be the exercise price per share of the related option in the case of a tandem SAR and will be the fair market value of an LDI Class A Share on the date of grant in the case of a non-tandem SAR. The Plan Administrator may also grant limited SARs, either as tandem SARs or non-tandem SARs, which may become exercisable only upon the occurrence of a change in control, as defined in the Amended Plan, or such other event as the Plan Administrator may designate at the time of grant or thereafter.
Restricted Stock
The Plan Administrator may award shares of restricted stock. Except as otherwise provided by the Plan Administrator upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such
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shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The payment of dividends, if any, will be deferred until the expiration of the applicable restriction period unless otherwise determined by the Plan Administrator at the time of the award.
Recipients of restricted stock are required to enter into a restricted stock agreement with us that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.
Other Stock-Based Awards
The Plan Administrator may, subject to limitations under applicable law, make a grant of such other stock-based awards, including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units under the Amended Plan that are payable in cash or denominated or payable in or valued by LDI Class A Shares or factors that influence the value of such shares. The Plan Administrator may determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals and/or a minimum vesting period.
LTIP Units
The Compensation Committee may, subject to the provisions of the LD Holdings LLC Agreement, grant awards of equity-based awards, valued by reference to LDI Class A Shares, consisting of Holdco Units in LD Holdings and an equal number of shares of Class B common stock of the Company (“LTIP Units”). LTIP Units may be subject to any vesting conditions as the Plan Administrator may decide, similar to any other more typical equity incentive programs, such as restricted stock. Holders of LTIP Units will have the right to exchange such units for LDI Class A Shares on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. Any LTIP Units exchanged under the exchange provisions described above will thereafter be owned by the Company, and any shares of Class B common stock of the Company exchanged will be cancelled. Each LTIP Unit awarded will be equivalent to an award of one LDI Class A Share for purposes of reducing the number of shares available under the Share Pool.
Other Cash-Based Awards
The Plan Administrator may grant awards payable in cash. Cash-based awards will be in such form, and dependent on such conditions, as the Plan Administrator will determine, including, without limitation, being subject to the satisfaction of vesting conditions or awarded purely as a bonus and not subject to restrictions or conditions. If a cash-based award is subject to vesting conditions, the Plan Administrator may accelerate the vesting of such award in its discretion.
Performance Awards
The Plan Administrator may grant a performance award to a participant payable upon the attainment of specific performance goals established by the Plan Administrator in its sole discretion. If the performance award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of restricted stock, based on the then current fair market value of such shares, as determined by the Plan Administrator. Based on service, performance and/or other factors or criteria, the Plan Administrator may, at or after grant, accelerate the vesting of all or any part of any performance award.
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Change in Control
In connection with a change in control, as defined in the Amended Plan, the Plan Administrator may accelerate vesting of outstanding awards under the Amended Plan. In addition, such awards may be, in the discretion of the Plan Administrator, (i) assumed and continued or substituted in accordance with applicable law, (ii) purchased by the Company for an amount equal to the excess of the price of an LDI Class A Share paid in a change in control over the exercise price of the awards, or (iii) cancelled if the price of an LDI Class A Share paid in a change in control is less than the exercise price of the award. The Plan Administrator may also provide for accelerated vesting or lapse of restrictions of an award at any time.
Stockholder Rights
Except as otherwise provided in the applicable award agreement, and with respect to an award of restricted stock, a participant has no rights as a stockholder with respect to LDI Class A Shares covered by any award until the participant becomes the record holder of such shares.
Transferability
Awards granted under the Amended Plan generally are nontransferable, other than by will or the laws of descent and distribution, except that the Plan Administrator may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.
Recoupment of Awards
The Amended Plan provides that awards granted under the Amended Plan are subject to any recoupment policy that we may have in place or any obligation that we may have regarding the clawback of “incentive-based compensation” under the Exchange Act, or under any applicable rules and regulations promulgated by the SEC.
Amendment and Termination
Notwithstanding any other provision of the Amended Plan, our Board of Directors may at any time amend any or all of the provisions of the Amended Plan, or suspend or terminate it entirely, retroactively or otherwise, subject to stockholder approval in certain instances; provided, however, that, unless otherwise required by law or specifically provided in the Amended Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant.
Effective Date and Term
The 2021 Plan was originally effective January 21, 2021, and the Amendment will be effective on April 20, 2022. No award will be granted under the Amended Plan on or after January 21, 2031. Any award outstanding under the Amended Plan at the time of termination will remain in effect until such award is exercised or has expired in accordance with its terms.
Awards Granted Under the 2021 Plan
No awards made under the 2021 Plan prior to the date of the Annual Meeting were granted subject to stockholder approval of the Amendment. The following table sets forth information with respect to RSUs and performance stock units (“PSUs”), based on achievement of target performance, that have been
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granted to the named executive officers, the director nominees, recipients of more than 5% of all awards under the 2021 Plan, and the specified groups set forth below under the 2021 Plan as of March 31, 2022. No associates of any director, executive officer or director nominee have received any RSUs or PSUs under the 2021 Plan.
Name and Position	RSUs	PSUs (at Target)
Anthony Hsieh Executive Chairman; Former Chief Executive Officer	1,183,025	370,575
Jeff Walsh EVP, Chief Revenue Officer	258,996	221,239
Jeff DerGurahian EVP, Capital Markets	233,351	202,802
All current executive officers as a group (5)	1,817,723	997,418
All current directors who are not executive officers as a group (6)	186,971	0
Dawn Lepore	8,929	0
John Lee	139,750	0
Frank Martell	0	0
George Brady	1,000,000	0
Zeenat Sidi	2,000,000	0
All employees, including current officers who are not executive officers, as a group (42)	5,002,944	0
New Plan Benefits
The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Amended Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Plan Administrator.
U.S. Federal Income Tax Consequences
The following generally summarizes certain key United States federal income tax consequences that will arise with respect to participation in the Amended Plan and with respect to the sale of LDI Class A Shares acquired under the Amended Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement/Circular. Changes to these laws could alter the tax consequences described below. The following summary is not intended to be a complete summary or legal interpretation, and it does not address consequences other than U.S. federal tax consequences. Eligible individuals also might be subject to state or local tax, including tax in jurisdictions outside the U.S., as a result of participating in the Amended Plan.
Laws Affecting Deferred Compensation
Section 409A of the Code regulates all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain awards under the 2019 Plan may be subject to Section 409A of the Code.
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Incentive Stock Options
A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.
The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.
If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss that otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.
Nonqualified Stock Options
A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.
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Restricted Stock
A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.
Stock Appreciation Rights
Generally, a participant who receives a non-tandem SAR will not recognize taxable income at the time the non-tandem SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a participant receives the appreciation inherent in the SARs in LDI Class A Shares, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.
LTIP Units
The tax consequences of the grant of LTIP Units may vary depending on the structure determined by the Plan Administrator at the time of grant. To the extent a participant who receives LTIP Units recognizes ordinary income, the Company will generally receive a federal income tax deduction for such year in an amount equal to the ordinary income that the participant has recognized.
Other Awards
In the case of an award of performance awards, other stock-based awards and other cash-based awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any LDI Class A Shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.
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Tax Consequences to the Company
To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain compensation paid to certain covered employees in any year under Section 162(m) of the Code.
Registration with the SEC
If the Amendment is approved by our shareholders, we intend to file a Registration Statement on Form S-8 relating to the issuance of LDI Class A Shares under the Amended Plan with the SEC pursuant to the Securities Act of 1933, as amended.
Recommendation of the Board of Directors
Our Board recommends a vote FOR the approval of the First Amendment to the loanDepot, Inc. 2021 Omnibus Incentive Plan.
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Proposal No. 5: Advisory Vote to Approve the Compensation of Our Named Executive Officers
Our Board and Compensation Committee are committed to excellence in corporate governance and to executive compensation programs that align the interests of our executives with those of our stockholders.
The Executive Compensation portion of this proxy statement contains a detailed description of our compensation philosophy and programs, the compensation decisions made under those programs with regard to our named executive officers (“NEOs”) for fiscal 2021, and the factors considered by the Compensation Committee in making those decisions. We believe that we maintain a compensation program deserving of stockholder support. Accordingly, the Board of Directors recommends stockholder approval of the compensation of our NEOs as disclosed in this proxy statement.
As an advisory vote in accordance with Section 14A of the Exchange Act, this proposal is not binding on loanDepot, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding our NEOs. We anticipate holding the next advisory vote to approve executive compensation of our named executive officers next year.
Recommendation of the Board of Directors
Our Board recommends a vote FOR the approval of the following resolutions:
“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2021, as described in Executive Compensation, including the compensation tables and narrative discussion following such compensation tables, in this Proxy Statement.”
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Proposal No. 6: Advisory Vote to Approve the Frequency of Future Advisory Votes to Approve the Compensation of Our Named Executive Officers
The Dodd-Frank Act enables our stockholders to vote, on an advisory or non-binding basis, on how frequently they would like to cast an advisory vote to approve the compensation of our named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one year, two years, or three years, or they may abstain from voting.
After careful consideration of the frequency alternatives, our Board believes conducting advisory votes to approve executive compensation on an annual basis is appropriate for loanDepot and our stockholders at this time, as it will allow stockholders to provide timely, direct input on our executive compensation philosophy, policies and practices. As an advisory vote in accordance with Section 14A of the Exchange Act, this proposal is not binding on the Company or the Board.
Recommendation of the Board of Directors
Our Board recommends a vote for ONE YEAR on the frequency of future advisory votes to approve the compensation of our named executive officers.
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Other Matters
FAQs
1.	What is included in the proxy materials?
These proxy materials include this proxy statement and our 2021 Annual Report on Form 10-K for the fiscal year ended December 31, 2021. If you received a paper copy of these materials by mail, it will also include a proxy card and voting instructions for the Annual Meeting.
2.	How can I access the proxy materials over the Internet?
Our proxy materials are available at https://investors.loandepot.com/financials/Annual-Report-and-Proxy and will be available during the voting period at www.proxyvote.com.
In addition, we are providing proxy materials to those stockholders who have previously elected delivery of the proxy materials or notice electronically. Those stockholders should receive an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.
3.	How can I obtain the proxy materials by e-mail?
Your proxy card will contain instructions on how you may request access to proxy materials by e-mail on an ongoing basis. Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.
4.	I share an address with another stockholder, how do we change the number of proxy materials we receive?
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents were delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your Broker if your shares are held in a brokerage account or you may notify Broadridge if you hold registered shares. Registered stockholders may notify Broadridge Financial Solutions, Inc. at the above telephone number or address.
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5.	What should I do if I receive more than one e-mail about, or more than one paper copy of, the proxy materials?
If you are a registered stockholder and your shares are registered in more than one name, you may receive more than one e-mail, or more than one proxy card and more than one set of proxy materials. If you hold your shares in more than one brokerage account, you may receive a separate e-mail, or separate instructions for each brokerage account in which you hold shares. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card that you receive and vote over the Internet the shares represented by each e-mail or proxy card or voting instruction form that you receive (unless you have requested and received other instructions for the shares represented by one or more of those e-mails or proxy materials).
6.	How may I obtain a copy of loanDepot’s 2021 Form 10-K and other financial information?
Stockholders can access the proxy statement and 2021 Annual Report on Form 10-K, on loanDepot’s Investor Relations website at: https://investors.loandepot.com/financials/Annual-Report-and-Proxy.
VOTING INFORMATION
7.	Who is entitled to vote and how many shares can I vote?
Each holder of common shares of loanDepot issued and outstanding as of the close of business on March 31, 2022 (the “record date” for the Annual Meeting) is entitled to vote on all items being voted upon at the Annual Meeting as follows: (i) holders of LDI Class A Shares are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally, including the election or removal of directors elected by our stockholders generally; (ii) holders of shares of our Class C common stock are entitled to five votes for each share held of record on all matters on which stockholders are entitled to vote generally, including the election or removal of directors elected by our stockholders generally; and (iii) holders of shares of our Class D common stock are entitled to five votes for each share held of record on all matters on which stockholders are entitled to vote generally, including the election or removal of directors elected by our stockholders generally. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the registered stockholder, including shares purchased through our dividend reinvestment program and employee stock purchase plans, and shares held through our Direct Registration Service, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee. On the record date, loanDepot, Inc. had approximately (i) 43,594,694 LDI Class A Shares issued and outstanding; (ii) 180,680,045 shares of Class C common stock issued and outstanding; and (iii) 97,026,671 shares of Class D common stock issued and outstanding. We have no shares of Class B common stock issued and outstanding. Holders of shares of our common stock do not have cumulative voting rights in the election of directors.
8.	How can I vote my shares during the Annual Meeting?
This year’s annual meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/LDI2022. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. Shares held in your name as the registered stockholder may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner, but not the
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registered stockholder, also may be voted electronically during the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.
9.	How can I vote my shares without participating in the Annual Meeting?
Whether you hold shares directly as the registered stockholder of record or through a broker, trustee, or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the Annual Meeting. There are three ways to vote by proxy:
•	By Internet—Stockholders who have received a paper copy of a proxy card by mail may submit proxies over the Internet by following the instructions on the proxy card.
•	By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903.
•
By Mail—Stockholders who have received a paper copy of a proxy card and voting instructions by mail may submit proxies by completing, signing, and dating their proxy card and mailing it in the accompanying pre-addressed envelope.

Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received voting instructions by mail may vote by phone by calling the number specified in the voting instructions provided by their broker, trustee, or nominee. Those stockholders should check the instructions for telephone voting availability.
10.	What is the deadline for voting my shares?
If you hold shares as the registered stockholder of record, your vote by proxy must be received before the polls close during the Annual Meeting. If you are the beneficial owner of shares held through a broker, trustee, or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.
11.	May I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote during the Annual Meeting.
If you are the registered stockholder of record, you may change your vote by:
•	granting a new proxy bearing a later date (which automatically revokes the earlier proxy);
•	providing a written notice of revocation to the Corporate Secretary at the address below in Question 21 prior to your shares being voted; or
•	voting your shares electronically during the Annual Meeting. Participation in the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.
For shares you hold beneficially in the name of a broker, trustee, or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee, or by participating in the meeting and electronically voting your shares during the meeting.
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12.	Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within loanDepot or to third parties, except:
(1)	as necessary to meet applicable legal requirements;
(2)	to allow for the tabulation of votes and certification of the vote; and
(3)	to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.
13.	How are votes counted, and what effect do abstentions and broker non-votes have on the proposals?
You may vote “FOR,” “AGAINST,” or “ABSTAIN” for any of the proposals (other than election of directors for which you can vote “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT”). If you elect to abstain the abstention will be counted as votes against Proposals 2-5. Directors are elected by a plurality of votes. Votes “withheld” will not have any impact on election of directors. Broker non-votes will not impact the vote for any of the proposals.
14.	What is the voting requirement to approve each of the proposals?
Approval of the election of directors requires the affirmative vote of a plurality of the shares present, in person or represented by proxy, and entitled to vote on that proposal at the annual meeting. Approval of all other proposals requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, and entitled to vote on the proposal.
ANNUAL MEETING INFORMATION
15.	How many shares must be present or represented to conduct business at the Annual Meeting?
The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of outstanding shares of loanDepot common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in Question 13 are counted for the purpose of determining the presence of a quorum.
16.	What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, then either the chair of the Annual Meeting or the stockholders by vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting are authorized by our Bylaws to adjourn the Annual Meeting until a quorum is present or represented.
17.	What happens if additional matters are presented at the Annual Meeting?
Other than the five items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Anthony Hsieh and Peter Macdonald, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees
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named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board, the Board may decrease the size of the Board or leave a vacancy.
18.	Who will serve as Inspector of Election?
The Inspector of Election will be a representative from Broadridge.
19.	Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.
20.	Who will bear the cost of soliciting votes for the Annual Meeting?
loanDepot is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy and solicitation materials to stockholders.
STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS, AND RELATED BYLAWS PROVISIONS
21.	What is the deadline to propose actions (other than director nominations) for consideration at next year’s annual meeting of stockholders?
You may submit proposals (other than director nominations) for consideration at future stockholder meetings. For a stockholder proposal (other than director nomination) to be considered for inclusion in our proxy statement for the Annual Meeting next year under Rule 14a-8 under the Exchange Act, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the close of business on January 2, 2023. Such proposals also must comply with Rule 14a-8 requirements and regulations. Proposals should be addressed to: Corporate Secretary, loanDepot, 26642 Towne Centre Drive Foothill Ranch, California 92610.
For a stockholder proposal that is not intended to be included in our proxy statement for next year’s annual meeting under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:
•	not earlier than the close of business on January 18, 2023; and
•	not later than the close of business on February 17, 2023.
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If the date of the stockholder meeting is moved more than 30 days before or 70 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:
•	90 days prior to the meeting; and
•	10 days after public announcement of the meeting date. Deadlines for the nomination of director candidates are discussed in Question 22 below.
For these purposes, “close of business” means 5:00 p.m. local time at the Company’s principal executive offices, and if an applicable deadline falls on the “close of business” on a day that is not a business day, then the applicable deadline shall be deemed to be the close of business on the immediately preceding business day. “Business day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.
22.	How may I nominate individuals to serve as directors and what are the deadlines for director nominations?
Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting (but not for inclusion in our proxy statement). To nominate a director for consideration at an annual meeting (but not for inclusion in our proxy statement), a nominating stockholder must provide the information required by our Bylaws and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws, and each nominee must meet the qualifications required by our Bylaws. To nominate a director for consideration at next year’s annual meeting, in general the notice must be received by the Corporate Secretary between the close of business (as specified above) on January 18, 2023 and the close of business on February 17, 2023, unless the annual meeting is moved by more than 30 days before or 70 days after the anniversary of the prior year’s annual meeting, in which case the deadline will be as described in Question 21 above. In addition to satisfying the deadlines required by our Bylaws, a shareholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Corporate Secretary no later than March 19, 2023.
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Appendix A
loanDepot, Inc.
2022 Employee Stock Purchase Plan
Section 1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated payroll deductions. The Company intends for the Plan to have two components: a Code Section 423 Component (“423 Component”) and a non-Code Section 423 Component (“Non-423 Component”). The Company’s intention is to have the 423 Component of the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code to the extent possible. The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, the Plan authorizes the grant of an option to purchase shares of Common Stock under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code; such an option will be granted pursuant to rules, procedures, or sub-plans adopted by the Administrator designed to achieve tax, non-U.S. exchange, or securities laws or other objectives for Eligible Employees and the Company. Except as otherwise provided, the Non-423 Component, to the extent utilized by the Company, will operate and be administered in the same manner as the 423 Component.
Section 2. Definitions. For purposes of the Plan, the following terms will have the following meanings:
“Administrator” means the Board or any Committee designated to administer the Plan pursuant to Section 14.
“Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.
“Applicable Laws” means the requirements relating to the administration of equity-based awards and the related issuance of shares of Common Stock under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable securities and exchange control laws of any non-U.S. country or jurisdiction where options are, or will be, granted under the Plan.
“Board” means the Board of Directors of the Company.
“Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation, or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
“Committee” means a committee of the Board appointed in accordance with Section 14.
“Common Stock” means the Class A common stock, par value $0.001 per share, of the Company.
“Company” means loanDepot, Inc., a Delaware corporation, or any successor thereto.
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“Compensation” means an Eligible Employee’s regular and recurring straight time gross earnings, commission, payments for overtime and shift premium, but exclusive of payments for bonuses, equity compensation, and other similar compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.
“Designated Company” means any Subsidiary or Affiliate that has been designated by the Administrator in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies; provided that a Subsidiary that is a Designated Company under the 423 Component may not simultaneously be a Designated Company under the Non-423 Component.
“Effective Date” means April 20, 2022, subject to approval by the stockholders of the Company in the manner and to the degree required under Applicable Laws.
“Eligible Employee” means any individual who is a common law employee (and, with respect to the Non-423 Component, is not classified by the Company as an intern or temporary employee) providing services to the Company or a Designated Company. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or that is legally protected under applicable local laws. Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three months and one day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (for each Offering under the 423 Component, on a uniform and nondiscriminatory basis or as otherwise permitted by Section 423 of the Code) that the definition of Eligible Employee will or will not include an individual if he or she: (a) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (b) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (c) customarily works not more than five months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (d) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (e) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act; provided the exclusion is applied with respect to each Offering under the 423 Component in an identical manner to all highly compensated individuals of the Employer whose employees are participating in that Offering. Such exclusions may be applied with respect to an Offering under a 423 Component in a manner complying with Section 423 of the Code. Such exclusions may be applied with respect to an Offering under the Non-423 Component without regard to the limitations of Section 423 of the Code.
“Employer” means the employer of an Eligible Employee.
“Enrollment Date” means the first Trading Day of each Offering Period.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
“Exercise Date” means the last Trading Day of each Offering Period.
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“Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:
(a)
if the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of the Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock as quoted on such exchange or system on the date of determination (or the closing bid, if no sales were reported);

(b)
if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)	in the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.
Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a weekend or holiday, the Fair Market Value will be the price as determined in accordance with subsections (a) through (c) above (as applicable) on the next business day, unless otherwise determined by the Administrator.
“New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.
“Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. If an Offering under the 423 Component is made, to the extent permitted by Section 423 of the Code, the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy Section 423 of the Code.
“Offering Periods” means the periods of approximately six months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 15 and August 15 of each year and terminating on the last Trading Day on or before August 15 and February 15, respectively, approximately six months later. The duration and timing of Offering Periods may be changed pursuant to Sections 4 and 20, provided that in no event shall an Offering Period exceed 27 months in duration.
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
“Participant” means an Eligible Employee who participates in the Plan.
“Plan” means this loanDepot, Inc. 2022 Employee Stock Purchase Plan.
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“Purchase Period” means the approximately six-month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period will commence on the Enrollment Date and end with the next Exercise Date. Unless the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.
“Purchase Price” means an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law) or pursuant to Section 20.
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
“Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.
Section 3. Eligibility.
(a)	Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan, subject to the requirements of Section 5.
(b)
Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, an Eligible Employee may be excluded from participation in the Plan or an Offering at the discretion of the Administrator.

(c)
Any provisions of the Plan to the contrary notwithstanding, with respect to any Offering under the 423 Component, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate that exceeds $25,000 worth of stock (determined based on the Fair Market Value of the Common Stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

Section 4. Offering Periods. The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 15 and August 15 of each year, or on such other date as the Administrator will determine. The Administrator will have the power to
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change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.
Section 5. Participation.
(a)
An Eligible Employee will be entitled to participate in the first Offering Period specified in Section 2 only if such individual submits a subscription agreement authorizing payroll deductions in a form determined by the Administrator to the Company’s designated stock administrator or completes an electronic or other enrollment procedure determined by the Administrator, in each case during such period of time as the Administrator may determine (the “Enrollment Window”). An Eligible Employee’s failure to submit the subscription agreement or complete the enrollment procedure during the Enrollment Window will result in such individual being disqualified from participation in the first Offering Period under the Plan.

(b)
An Eligible Employee may participate in the Plan in any Offering Period following the first Offering Period by (i) submitting to the Company’s stock administrator (or its designee), on or before a date prescribed by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing payroll deductions in the form provided by the Administrator for such purpose, or (ii) completing an electronic or other enrollment procedure determined by the Administrator, in each case during the applicable Enrollment Window. Unless otherwise determined by the Administrator, a Participant’s subscription agreement and the designated rate of payroll deduction by a Participant shall continue for future Offering Periods unless the Participant changes or cancels, in accordance with procedures established by the Administrator, prior to the Enrollment Date with respect to a future Offering Period or elects to withdraw from the Plan in accordance with Section 10.

Section 6. Payroll Deductions.
(a)
At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation that he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a Participant will have the payroll deductions made on such day applied to his or her account under the subsequent Offering Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10.

(b)
Payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10; provided, however, that for the first Offering Period, payroll deductions will commence on the first pay day on or following the later of (i) the end of the Enrollment Window, or (ii) the Enrollment Date of the first Offering Period.

(c)
All payroll deductions made for a Participant will be credited to his or her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

(d)	A Participant may discontinue his or her participation in the Plan as provided in Section 10. If permitted by the Administrator, as determined in its sole discretion, during a Purchase Period, a
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Participant may increase or decrease the rate of his or her payroll deductions during the Purchase Period by (i) properly completing and submitting to the Company’s stock administrator (or its designee), on or before a date prescribed by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in payroll deduction rate in the form provided by the Administrator for such purpose, or (ii) completing an electronic or other procedure prescribed by the Administrator. If a Participant has not followed such procedures to change the rate of payroll deductions, the rate of his or her payroll deductions will continue at the originally elected rate throughout the Purchase Period and future Offering Periods and Purchase Periods (unless terminated as provided in Section 10). The Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by Participants during any Offering Period or Purchase Period. Any change in payroll deduction rate made pursuant to this Section 6(d) will be effective as of the first full payroll period following five business days after the date on which the change is made by the Participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).
(e)
Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c), a Participant’s payroll deductions may be decreased to 0% by the Administrator at any time during a Purchase Period. To the extent necessary, and subject to Section 423(b)(8) of the Code, payroll deductions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f)
Notwithstanding any provisions or limits to the contrary in the Plan, the Administrator may allow Eligible Employees to participate in the Plan via cash contributions or other methods instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code, or (iii) for Participants participating in the Non-423 Component.

(g)
At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local, or any other tax liability payable to any authority, including taxes imposed by jurisdictions outside of the U.S., national insurance, social security, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by Section 423 of the Code.

Section 7. Grant of Options. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock
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determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase under the Plan during each Purchase Period more than 6,500 shares of Common Stock (subject to any adjustment pursuant to Section 19); and provided, further, that such purchase will be subject to the limitations set forth in Sections 3(c) and 13. The Eligible Employee may accept the grant of such option in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.
Section 8. Exercise of Option.
(a)
Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares of Common Stock will be purchased; any payroll deductions accumulated in a Participant’s account that are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, as applicable, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.

(b)
If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (A) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (B) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

Section 9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole
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discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or with a trustee or designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker, trustee, or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions or other dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.
Section 10. Withdrawal.
(a)
A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administrator (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose, or (ii) completing an electronic or other withdrawal procedure determined by the Administrator. The Administrator may set forth a deadline of when a withdrawal must occur to be effective prior to a given Exercise Date in accordance with policies it may approve from time to time. All of the Participant’s payroll deductions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b)
A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

Section 11. Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she will be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. Unless determined otherwise by the Administrator in a manner that, with respect to an Offering under the 423 Component, is permitted by, and compliant with, Section 423 of the Code, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company shall not be treated as terminated under the Plan; however, no Participant shall be deemed to switch from an Offering under the Non-423 Component to an Offering under the 423 Component or vice versa unless (and then only to the extent) such switch would not cause the 423 Component or any option thereunder to fail to comply with Section 423 of the Code.
Section 12. Interest. No interest will accrue on the payroll deductions of a Participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, shall, with respect to Offerings under the 423 Component, apply to all Participants in the relevant Offering, except to the extent otherwise permitted by Section 423 of the Code.
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Section 13. Stock.
(a)
Subject to adjustment upon changes in capitalization of the Company as provided in Section 19, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be equal to 2,000,000 shares of Common Stock. In addition, on each January 1 for the first 10 calendar years after the Effective Date, the aggregate number of shares of Common Stock reserved for issuance under the Plan, at the discretion and approval of the Administrator, will equal to the least of (i) 2,000,000 shares; (ii) 1% of the outstanding shares of the Company’s Common Stock as of the last day of the immediately preceding fiscal year (calculated assuming all outstanding shares of the Company’s Class B common stock, Class Common stock and Class D common stock were converted or exchanged for Common Stock), or (iii) such other amount as determined by the Administrator; and provided, further, that the aggregate number of shares issued pursuant to the 423 Component over the term of the Plan will not exceed 3,000,000 shares of Common Stock.

(b)
Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c)	Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.
Section 14. Administration. The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. To the extent permitted by Applicable Laws, the Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to delegate ministerial duties to any of the Company’s employees, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan, and to establish such procedures that it deems necessary or advisable for the administration of the Plan (including, without limitation, to adopt such procedures, sub-plans, and appendices to the subscription agreement as are necessary or appropriate to permit the participation in the Plan by employees who are non-U.S. nationals or employed outside the U.S., the terms of which sub-plans and appendices may take precedence over other provisions of the Plan, with the exception of Section 13(a), but unless otherwise superseded by the terms of such sub-plan or appendix, the provisions of the Plan shall govern the operation of such sub-plan or appendix). Unless otherwise determined by the Administrator, the employees eligible to participate in each sub-plan will participate in a separate Offering under the 423 Component, or if the terms would not qualify under the 423 Component, in the Non-423 Component, in either case, unless such designation would cause the 423 Component to violate the requirements of Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures, and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by Section 423 of the Code, the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S.
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jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final, binding, and conclusive upon all parties.
Section 15. Designation of Beneficiary.
(a)
If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b)
Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate.

(c)
All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b), the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by Section 423 of the Code.

Section 16. Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.
Section 17. Use of Funds. The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that contributions to the Plan by Participants be segregated from the Company’s or the Employer’s general corporate funds and/or deposited with an independent third party; provided that, if such segregation or deposit with an independent third party is required by Applicable Laws, it will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by Section 423 of the Code. Until shares of Common Stock are issued, Participants will only have the rights of an unsecured creditor with respect to such shares.
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Section 18. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased, and the remaining cash balance, if any.
Section 19. Adjustments, Dissolution, Liquidation, Certain Transactions.
(a)
In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share, and the class and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 6 and 13.

(b)
In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.

(c)
In the event of a merger, consolidation, or similar transaction directly or indirectly involving the Company in which the Company is not the surviving corporation, each outstanding option will be assumed or an equivalent option substituted by the acquiring or successor corporation or a Parent or Subsidiary of the acquiring or successor corporation. If the acquiring or successor corporation does not assume or substitute the option for another award, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period shall end. The New Exercise Date will occur before the date of the proposed transaction. The Administrator will notify each Participant, in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.

Section 20. Amendment or Termination.
(a)
The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods, either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any

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adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12) as soon as administratively practicable.
(b)
Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c)
If the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend, or terminate the Plan to reduce or eliminate such accounting consequence, including, but not limited to:

(i)
amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii)
altering the Purchase Price for any Offering Period or Purchase Period, including an Offering Period underway at the time of the change in Purchase Price, but, with respect to any existing Offerings under the 423 Component, in no event below the lowest Purchase Price permitted by Section 423 of the Code;

(iii)	shortening any Offering Period by setting a New Exercise Date, including an Offering Period underway at the time of the Administrator action;
(iv)	reducing the maximum percentage of Compensation a Participant may elect to set aside as payroll deductions; and
(v)	reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period.
Such modifications or amendments will not require stockholder approval or the consent of any Participants.
Section 21. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
Section 22. Conditions upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the
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requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
Section 23. Section 409A of the Code. The 423 Component of the Plan is intended to be exempt from the application of Section 409A of the Code pursuant to Treasury Regulations § 1.409A-1(b)(5)(ii), and any ambiguities herein will be interpreted to so be exempt from Section 409A of the Code. To the extent the options granted under the Non-423 Component are subject to U.S. taxation, the Non-423 Component is intended to be exempt from the application of Section 409A of the Code as options granted thereunder are intended to constitute “short term deferrals,” and any ambiguities herein will be interpreted such that those options shall so be exempt from Section 409A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A of the Code, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Administrator would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company and any of its Parent or Subsidiaries shall have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company and any of its Parent or Subsidiaries makes no representation that the option to purchase Common Stock under the Plan is compliant with Section 409A of the Code.
Section 24. Term of Plan. The Plan will become effective as of the Effective Date, and will continue in effect until the tenth anniversary thereof, unless earlier terminated under Section 20.
Section 25. Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any conflict of law provisions (whether of the State of Delaware or any other jurisdiction).
Section 26. No Right to Employment. Participation in the Plan by a Participant shall not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate, as applicable. Furthermore, the Company or a Subsidiary or Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.
Section 27. Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality, or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal, or unenforceable provision had not been included.
Section 28. Compliance with Applicable Laws. The terms of the Plan are intended to comply with all Applicable Laws and will be construed accordingly.
*  *  *  *
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Appendix B
LOANDEPOT, INC.
2021 OMNIBUS INCENTIVE PLAN
(as amended by the First Amendment)
ARTICLE I
PURPOSE
The purpose of this loanDepot, Inc. 2021 Omnibus Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article XVI.
ARTICLE II
DEFINITIONS
For purposes of the Plan, the following terms shall have the following meanings:
2.1 “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.
2.2 “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock-Based Award, Other Cash-Based Award or LTIP Units. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.
2.3 “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.
2.4 “Board” means the Board of Directors of the Company.
2.5 “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, failure to adhere to written policies of the Company or any Affiliate, refusal to perform the Participant’s duties or responsibilities for any reason other than
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illness or incapacity or materially unsatisfactory performance of the Participant’s duties for the Company or an Affiliate or indictment for, or conviction of (including a guilty plea or plea of nolo contendere), a felony or misdemeanor involving moral turpitude, as determined by the Committee in its good faith discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
2.6 “Change in Control” has the meaning set forth in Section 12.2.
2.7 “Change in Control Price” has the meaning set forth in Section 12.1.
2.8 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any regulation of U.S. Department of Treasury promulgated thereunder (the “Treasury Regulation”).
2.9 “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.
2.10 “Common Stock” means the Class A common stock, $0.001 par value per share, of the Company.
2.11 “Company” means loanDepot, Inc., a Delaware corporation, and its successors by operation of law.
2.12 “Consultant” means any Person who is an advisor or consultant to the Company or its Affiliates.
2.13 “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
2.14 “Effective Date” means the effective date of the Plan as defined in Article XVI.
2.15 “Eligible Employees” means each employee of the Company or an Affiliate.
2.16 “Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.
2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.18 “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below,
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closing sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.
2.19 “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.
2.20 “Holdings” means LD Holdings Group, LLC.
2.21 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.22 “Incumbent Director” has the meaning set forth in Section 12.2(c)
2.23 “LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of LD Holdings Group, LLC, as may be amended and/or restated from time to time.
2.24 “Lead Underwriter” has the meaning set forth in Section 15.19.
2.25 “Limited Stock Appreciation Right” has the meaning set forth in Section 7.5.
2.26 “Lock-Up Period” has the meaning set forth in Section 15.19.
2.27 “LTIP Units” shall mean common units in Holdings issued under the LLC Agreement.
2.28 “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.
2.29 “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.
2.30 “Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.
2.31 “Other Cash-Based Award” means an Award granted pursuant to Section 11.3 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.
2.32 “Other Stock-Based Award” means an Award under Article XI of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.
2.33 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.34 “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.
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2.35 “Performance Award” means an Award granted to a Participant pursuant to Article IX hereof contingent upon achieving certain Performance Goals.
2.36 “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more performance goals established by the Committee in its sole discretion.
2.37 “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.
2.38 “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a government or any branch, department, agency, political subdivision or official thereof.
2.39 “Plan” means this loanDepot, Inc. 2021 Omnibus Incentive Plan, as amended from time to time.
2.40 “Proceeding” has the meaning set forth in Section 15.8.
2.41 “Reference Stock Option” has the meaning set forth in Section 7.1.
2.42 “Registration Date” means the date on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act.
2.43 “Reorganization” has the meaning set forth in Section 4.2(b)(ii).
2.44 “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article VIII.
2.45 “Restriction Period” has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.
2.46 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
2.47 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury Regulations and other official guidance thereunder.
2.48 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
2.49 “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.
2.50 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article VI.
2.51 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.52 “Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case,
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upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Stock Option or Stock Appreciation Right.
2.53 “Tandem Stock Appreciation Right” shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (a) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (b) the aggregate exercise price of such Stock Option (or such portion thereof).
2.54 “Ten Percent Stockholder” means a Person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.
2.55 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
2.56 “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.
2.57 “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.
2.58 “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise
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define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.
2.59 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.
ARTICLE III
ADMINISTRATION
3.1 The Committee. The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “independent director” under the rules of any securities exchange or automated quotation system on which shares of Common Stock are listed, quoted or traded. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.
3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Performance Awards; (v) Other Stock-Based Awards; (vi) Other Cash-Based Awards; and (v) LTIP Units. In particular, the Committee shall have the authority:
(a)	to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;
(b)	to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;
(c)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(d)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)	to determine the amount of cash to be covered by each Award granted hereunder;
(f)
to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(g)	to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);
(h)	to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;
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(i)
to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(j)
to modify, extend or renew an Award, subject to Article XIII and Section 6.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and

(k)
solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.

3.3 Guidelines. Subject to Article XIII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for Persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.6 Designation of Consultants/Liability.
(a)	The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law
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and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee. In the event of any designation of authority hereunder, subject to applicable law, applicable stock exchange rules and any limitations imposed by the Committee in connection with such designation, such designee or designees shall have the power and authority to take such actions, exercise such powers and make such determinations that are otherwise specifically designated to the Committee hereunder.
(b)
The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any Person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such Person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.
ARTICLE IV
SHARE LIMITATION
4.1 Shares.
(a)
The aggregate number of shares of Common Stock with respect to which Awards may be granted under the Plan shall initially be equal to 27,147,880~~16,250,000~~ shares (subject to any increase or decrease pursuant to Section 4.2), which amount shall be increased on the first day of each fiscal year during the term of the Plan commencing with the 2023~~2022~~ fiscal year by (i) 2% of the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or (ii) a lesser amount determined by the Board. The shares of Common Stock with respect to which awards may be granted under the Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 27,147,880~~16,250,000~~

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shares. With respect to Stock Appreciation Rights and Options settled in Common Stock, upon settlement, only the number of shares of Common Stock delivered to a Participant shall count against the aggregate and individual share limitations set forth under Sections 4.1(b) and 4.1(b). If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If any shares of Common Stock are withheld to satisfy tax withholding obligations on an Award issued under the Plan, the number of shares of Common Stock withheld shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations.
(b)
The aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted under the Plan to any individual Non-Employee Director in any fiscal year of the Company (excluding any stock dividends payable in respect of outstanding Awards), when combined with other compensation received for such year in connection with service as a director, shall not exceed $600,000 increased to $1,000,000 in the fiscal year of his or her initial service as a Non-Employee Director.

(c)
In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Committee may grant Substitute Awards. Substitute awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares of Common Stock shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

4.2 Changes.
(a)	The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board, the Committee or the stockholders of the Company to make or authorize
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(i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.
(b)	Subject to the provisions of Section 12.1:
(i)
If the Company at any time subdivides (by any split, recapitalization or otherwise) the outstanding Common Stock into a greater number of shares of Common Stock, or combines (by reverse split, combination or otherwise) its outstanding Common Stock into a lesser number of shares of Common Stock, then the respective exercise prices for outstanding Awards that provide for a Participant elected exercise and the number of shares of Common Stock covered by outstanding Awards shall be appropriately adjusted by the Committee (as the Committee determines in its sole discretion) to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(ii)
Excepting transactions covered by Section 4.2(b)(i), if the Company effects any merger, consolidation, statutory exchange, spin-off, reorganization, sale or transfer of all or substantially all the Company’s assets or business, or other corporate transaction or event in such a manner that the Company’s outstanding shares of Common Stock are converted into the right to receive (or the holders of Common Stock are entitled to receive in exchange therefor), either immediately or upon liquidation of the Company, securities or other property of the Company or other entity (each, a “Reorganization”), then, subject to the provisions of Section 12.1, (A) the aggregate number or kind of securities that thereafter may be issued under the Plan, (B) the number or kind of securities or other property (including cash) to be issued pursuant to Awards granted under the Plan (including as a result of the assumption of the Plan and the obligations hereunder by a successor entity, as applicable), or (C) the purchase price thereof, shall be appropriately adjusted by the Committee (as the Committee determines in its sole discretion) to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan.

(iii)
If there shall occur any change in the capital structure of the Company other than those covered by Section 4.2(b)(i) or 4.2(b)(ii), including by reason of any extraordinary dividend (whether cash or equity), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of equity securities of the Company, then the Committee shall appropriately adjust any Award and/or make such other adjustments to the Plan to prevent dilution or enlargement of the rights granted to, or available for, Participants under the Plan, as the Committee determines in its sole discretion.

(iv)
Any such adjustment determined by the Committee pursuant to this Section 4.2(b) shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Any adjustment to, or assumption or substitution of, an Award under this Section 4.2(b) shall be intended to comply with the requirements of Section 409A of the Code and Treasury

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Regulation §1.424-1 (and any amendments thereto), to the extent applicable. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no additional rights under the Plan by reason of any transaction or event described in this Section 4.2.
(v)
Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or this Section 4.2(b) shall be aggregated until, and eliminated at, the time of exercise or payment by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half, provided, that, any shares of Common Stock underlying Stock Options or Stock Appreciation Rights shall be rounded down. No cash settlements shall be required with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.
ARTICLE V
ELIGIBILITY AND GRANTING OF AWARDS
5.1 General Eligibility. All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.2 Incentive Stock Options. Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.
5.3 General Requirement. The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually becoming an Eligible Employee, Consultant or Non-Employee Director, respectively.
5.4 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Committee in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.
5.5 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
5.6 Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its
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Subsidiaries operate or have Eligible Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other applicable law, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 4.1; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
ARTICLE VI
STOCK OPTIONS
6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.
6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.
6.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.
6.4 Terms of Options. Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:
(a)
Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)
Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)	Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 6.4, Stock Options granted under the Plan shall be exercisable at such time or times
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and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d)
Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 6.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option, or by payment in full or in part in the form of Common Stock owned by the Participant, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)
Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.

(f)
Termination by Death or Disability. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or in the case of the Participant’s death, by the legal representative of the Participant’s estate) at any time within a period of one (1) year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that, in the event of a Participant’s Termination by reason of Disability, if the Participant dies within such

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exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.
(g)
Involuntary Termination Without Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination by the Company without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of ninety (90) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h)
Voluntary Resignation. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 6.4(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of thirty (30) days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i)
Termination for Cause. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 6.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(j)
Unvested Stock Options. Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(k)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l)
Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify,

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extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.
(m)
Deferred Delivery of Common Stock. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant’s exercise of an Option in accordance with the terms and conditions established by the Committee in the applicable Award Agreement, which shall be intended to comply with the requirements of Section 409A of the Code.

(n)
Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Article VIII and be treated as Restricted Stock. Unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(o)
Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day of the term of such Option if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 15.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VII
STOCK APPRECIATION RIGHTS
7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.
7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
(a)
Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

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(b)
Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until, and then only to the extent that the exercise or termination of the Reference Stock Option causes, the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)
Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).

(d)
Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.

(e)
Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f)
Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)	Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.
7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.
7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:
(a)
Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

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(b)	Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.
(c)
Exercisability. Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d)
Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under Section 7.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)
Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant.

(f)
Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 6.4(f) through 6.4(j).

(g)
Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

7.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. A “Limited Stock Appreciation Right” is a Stock Appreciation Right that may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award Agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights.
7.6 Other Terms and Conditions. The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of
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the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 15.4. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.
ARTICLE VIII
RESTRICTED STOCK
8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.
The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factor as the Committee may determine in its sole discretion.
8.2 Awards and Certificates. Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)
Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.2, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)
Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)
Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the loanDepot, Inc. (the “Company”) 2021 Omnibus Incentive Plan (the “Plan”) and an Agreement entered into between the registered owner and the Company dated _____________. Copies of such Plan and Agreement are on file at the principal office of the Company.”
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(d)
Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(a)	Restriction Period.
(i)
The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii)
If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

(b)
Rights as a Stockholder. Except as provided in Section 8.3(a) and this Section 8.3(b) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares; provided, however, that unless otherwise determined by the Committee, payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)
Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

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(d)
Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE IX
PERFORMANCE AWARDS
9.1 Performance Awards. The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. If the Performance Award is payable in shares of Common Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article VIII. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion.
9.2 Terms and Conditions. Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:
(a)
Earning of Performance Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals are achieved and the percentage of each Performance Award that has been earned.

(b)	Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.
(c)
Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant.

(d)
Payment. Following the Committee’s determination in accordance with Section 9.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards.

(e)
Termination. Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(f)
Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award.

ARTICLE X
LTIP UNIT AWARDS
10.1 LTIP Unit Awards. Subject to the provisions of the LLC Agreement, the Committee is authorized to grant to Eligible Individuals Awards in the form of, and causing Holdings to issue, LTIP Units, having the rights, voting powers, restrictions, limitations as to distributions, qualifications, redemption and conversion terms, vesting terms and other terms and conditions set forth herein and in the LLC
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Agreement. To the extent that such LTIP Units are convertible or exchangeable into Common Stock, each LTIP Unit awarded will be equivalent to an award of one share of Common Stock for purposes of reducing the number of shares of Common Stock available under the Plan on a one-for-one basis pursuant to Section 4.1.
ARTICLE XI
OTHER STOCK-BASED AND CASH-BASED AWARDS
11.1 Other Stock-Based Awards. The Committee is authorized to grant to Eligible Individuals Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, and Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.
Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.
The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion;
11.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:
(a)
Non-Transferability. Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)
Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article XI shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Award.

(c)
Vesting. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion.

(d)
Price. Common Stock issued on a bonus basis under this Article XI may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article XI shall be priced, as determined by the Committee in its sole discretion.

11.3 Other Cash-Based Awards. The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or
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conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.
ARTICLE XII
CHANGE IN CONTROL PROVISIONS
12.1 Benefits. In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Award shall not vest automatically and a Participant’s Award shall be treated in accordance with one or more of the following methods as determined by the Committee:
(a)
Awards, whether or not then vested, shall be continued, assumed, or have new rights substituted therefor, as determined by the Committee in a manner consistent with the requirements of Section 409A of the Code, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b)
The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess (if any) of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes hereof, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company.

(c)
The Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant elected exercise, effective as of the date of the Change in Control, by delivering notice of termination to each Participant at least twenty (20) days prior to the date of consummation of the Change in Control, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Change in Control, each such Participant shall have the right to exercise in full all of such Participant’s Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award Agreements), but any such exercise shall be contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

(d)	Notwithstanding any other provision herein to the contrary, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.
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12.2 Change in Control. Unless otherwise determined by the Committee in the applicable Award Agreement or other written agreement with a Participant approved by the Committee, a “Change in Control” shall be deemed to occur if:
(a)
any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, PCP Managers, L.P., a Delaware limited partnership, or Anthony Hsieh or any of their respective affiliates, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Company’s then outstanding voting securities), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding voting securities other than pursuant to a transaction that would not be a Change in Control pursuant to Section 12.2(b) below;

(b)
a merger or consolidation of the Company or a Subsidiary with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity or its ultimate parent company outstanding immediately after such merger or consolidation in substantially the same proportions as prior to such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in Section 0 acquires more than 50% of the combined voting power of the Company’s then outstanding securities;

(c)
at any time, Incumbent Directors cease to constitute a majority of the Board. For this purpose, “Incumbent Director” means each member of the Board on the Effective Date and each person whose election or nomination for election to the Board is approved by a majority of the Incumbent Directors; provided that any person elected or nominated for election as the result of an actual or threatened proxy contest will not be considered to be an Incumbent Director. Notwithstanding the foregoing, for purposes of the Plan, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date shall not be considered a Change in Control; or

(d)
a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets (in one or a series of related transactions)(which for this purpose shall mean total assets which represent at least 70% or more of the total fair market value of the assets of the Company and its Subsidiaries on a consolidated basis) other than the sale or disposition of all or substantially all of the assets (in one or a series of related transactions)(which for this purpose shall mean total assets which represent at least 70% or more of the total fair market value of the assets of the Company and its Subsidiaries on a consolidated basis to a Person or Persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be
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a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
12.3 Initial Public Offering not a Change in Control. Notwithstanding the foregoing, for purposes of the Plan, the occurrence of the Registration Date or any change in the composition of the Board within one year following the Registration Date shall not be considered a Change in Control.
ARTICLE XIII
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.4; (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award; or (viii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.
ARTICLE XIV
UNFUNDED STATUS OF PLAN
The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.
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ARTICLE XV
GENERAL PROVISIONS
15.1 Legend. The Committee may require each Person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
15.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
15.3 No Right to Employment/Directorship/Consultancy. Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.
15.4 Withholding of Taxes. The Company, or an Affiliate, as applicable, shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Furthermore, at the discretion of the Committee, any additional tax obligations of a Participant with respect to an Award may be satisfied by further reducing the number of shares of Common Stock, otherwise deliverable with respect to such Award, to the extent that such reductions do not result in any adverse accounting implications to the Company, as determined by the Committee. Any fraction of a share of Common Stock required to satisfy any such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
15.5 No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such Person.
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15.6 Listing and Other Conditions.
(a)
Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)
If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)
Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)
A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

15.7 Governing Law. The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
15.8 Jurisdiction; Waiver of Jury Trial. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or
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otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.
15.9 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
15.10 Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
15.11 Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.
15.12 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
15.13 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.
15.14 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by Persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.
15.15 Section 409A of the Code. The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any
B-27

contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period.
15.16 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.
15.17 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.
15.18 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent Person or other Person incapable of receipt thereof shall be deemed paid when paid to such Person’s guardian or to the party providing or reasonably appearing to provide for the care of such Person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
15.19 Lock-Up Agreement. As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-Up Period.
15.20 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.
15.21 Company Recoupment of Awards. A Participant’s rights with respect to any Award hereunder shall in all events be subject to (i) any right that the Company may have under any Company recoupment policy or other agreement or arrangement with a Participant, or (ii) any right or obligation that the Company may have to the extent required by applicable law or as required by an stock exchange or quotation system in which the Common Stock is listed or quoted including by not limited to but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act, and any other applicable rules and regulations promulgated thereunder from time to time by the U.S. Securities and Exchange Commission.
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ARTICLE XVI
EFFECTIVE DATE OF PLAN
The Plan shall become effective on the date that is two days immediately prior to the Registration Date subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.
ARTICLE XVII
TERM OF PLAN
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.
ARTICLE XVIII
NAME OF PLAN
The Plan shall be known as the “loanDepot 2021 Omnibus Incentive Plan.”
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loanDepot

LOANDEPOT, INC.
26642 TOWN CENTRE DRIVE
FOOTHILL RANCH, CALIFORNIA 92610

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 17, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LDI2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 17, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D85123-P66817

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LOANDEPOT, INC.

The Board of Directors recommends you vote FOR ALL of the following:

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

Nominees:

01) Dawn G. Lepore
02) Frank Martell
03) John Lee

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote ONE YEAR on the following proposal:

	One Year	Two Years	Three Years	Abstain
6. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of loanDepot's named executive officers.	☐	☐	☐	☐

NOTE: Such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made but the proxy is properly executed, this proxy will be voted FOR nominees named in item 1, FOR items 2, 3, 4 and 5 and for ONE YEAR on item 6.** If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

D85124-P66817

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
MAY 18, 2022

The stockholder(s) hereby appoint(s) Anthony Hsieh and Peter Macdonald, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of loanDepot, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific Time / 12:00 p.m., Eastern Time on May 18, 2022, virtually by live webcast at www.virtualshareholdermeeting.com/LDI2022, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE AND THE PROXY IS PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, AS SET FORTH ON THE REVERSE SIDE OF THIS BALLOT. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE